UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CLEVELAND-CLIFFS INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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March 26, 2008

To the Shareholders of

CLEVELAND-CLIFFS INC

Our Annual Meeting of Shareholders will be held at The Forum Conference Center, located in One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio 44114 on Tuesday, May 13, 2008 at 11:30 A.M. (Cleveland time).

At the Annual Meeting, shareholders will act upon the election of Directors and to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. An explanation of each of these matters is contained in the attached proxy statement and accompanying proxy card, first being mailed or otherwise distributed to shareholders on or about March 26, 2008.

The Board of Directors and management believe that the proposed actions are in the best interests of your Cleveland-Cliffs. We urge you to exercise your voting rights by signing and dating the enclosed proxy card and returning it in the accompanying envelope to ensure that your shares will be represented whether or not you expect to be present at the Annual Meeting. In addition, record shareholders have the opportunity to appoint proxies to vote their shares through the Internet or by toll-free telephone if they wish. Instructions for appointing proxies through the Internet or by telephone are contained on your proxy card. Whichever of these methods you choose, the named proxies will vote your shares in accordance with your instructions. Please note that failure to vote surrenders voting power to those who exercise their voting right. If you plan to attend the meeting, please check the attendance box on the enclosed proxy card, or when prompted if you cast your vote over the Internet or by telephone. If you attend the meeting, you will be entitled to vote in person.

We look forward to your attendance either in person or by proxy at the Annual Meeting.

Sincerely,

Joseph A. Carrabba

Chairman, President and

Chief Executive Officer

It is important that your shares be represented at the meeting. Whether or not you intend to be present, please sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope, which requires no postage if mailed in the United States, or appoint your proxies through the Internet or by telephone as directed on your proxy card.

If your shares are not registered in your own name and you would like to attend the Annual Meeting, please bring evidence of your share ownership with you. You should be able to obtain evidence of your share ownership from the bank, broker, trustee or other nominee that holds the shares on your behalf.

Cleveland-Cliffs Inc 1100 Superior Avenue East Suite 1500 Cleveland, Ohio 44114-2544 216.694.5700 PH 216.694.4800 FAX

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 26, 2008

Dear Shareholder:

Our Annual Meeting of Shareholders will be held at The Forum Conference Center, located in One Cleveland Center, 1375 East Ninth Street, Cleveland, Ohio 44114 on Tuesday, May 13, 2008 at 11:30 A.M. (Cleveland time) for the purpose of considering and acting upon the following:

1.	A proposal to elect ten Directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected;

2.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to examine our consolidated financial statements for the 2008 fiscal year; and

3.	Such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Shareholders of record at the close of business on March 17, 2008 are entitled to notice of and to vote at such meeting and any adjournments or postponements thereof.

Very truly yours,

George W. Hawk, Jr.

General Counsel and Secretary

It is important that your shares be represented at the meeting. Whether or not you intend to be present, please sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope, which requires no postage if mailed in the United States, or appoint your proxies through the Internet or by telephone as directed on your proxy card.

If your shares are not registered in your own name and you would like to attend the Annual Meeting, please bring evidence of your share ownership with you. You should be able to obtain evidence of your share ownership from the bank, broker, trustee or other nominee that holds the shares on your behalf.

Cleveland-Cliffs Inc 1100 Superior Avenue East Suite 1500 Cleveland, Ohio 44114-2544 216.694.5700 PH 216.694.4800 FAX

PROXY STATEMENT

March 26, 2008

SOLICITATION, USE AND REVOCATION OF PROXIES

The
accompanying proxy is solicited by our Board of Directors for use at the Annual Meeting of Shareholders to be held on May 13, 2008 and any adjournments or postponements thereof. Any proxy may be revoked by a later proxy, by written notice to our Secretary or in open meeting, without affecting any vote previously taken.

OUTSTANDING SHARES AND VOTING RIGHTS

As of March 17, 2008, the record date for the determination of persons entitled to vote at the annual meeting, there were outstanding 45,246,856 of our common shares, par value $.25 per share, and 110,705 shares of our 3.25% Redeemable Cumulative Convertible Perpetual Preferred Stock with no par value, which we refer to as preferred shares. Each common share and each preferred share is entitled to one vote. In connection with the election of Directors and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, holders of common shares and preferred shares vote together as one class. This proxy statement and accompanying proxy card are first being mailed or otherwise distributed to shareholders on or about March 26, 2008.

Registered Holders. If your shares are registered in your name, you may vote in person or by proxy. If you decide to vote by proxy, you may do so by telephone, over the Internet or by mail.

By telephone. After reading the proxy materials and with your proxy card in front of you, you may call the toll-free number (800) 690-6903, using a touch-tone telephone. You will be prompted to enter your Control Number from your proxy card. This number will identify you as a shareholder of record. Follow the simple instructions that will be given to you to record your vote.

Over the Internet. After reading the proxy materials and with your proxy card in front of you, you may use a computer to access the website www.proxyvote.com. You will be prompted to enter your Control Number from your proxy card. This number will identify you as a shareholder of record. Follow the simple instructions that will be given to you to record your vote.

By mail. After reading the proxy materials, you may mark, sign and date your proxy card and return it in the enclosed prepaid and addressed envelope.

The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Nominee shares. If your shares are
held by a bank, broker, trustee or some other nominee, that entity will give you separate voting instructions.

ELECTION OF DIRECTORS

(Proposal No. 1)

It is intended that proxies received will be voted, unless contrary instructions are given, to elect the ten nominees named in the following table to serve until the next Annual Meeting of Shareholders and until their successors shall be elected.

Should any nominee decline or be unable to accept such nomination to serve as a Director, an event which we do not currently anticipate, the persons named as proxies reserve the right, in their discretion, to vote for a lesser number or for substitute nominees designated by the Directors, to the extent consistent with our Regulations.

We do not have a formal policy regarding director
attendance at an annual meeting, however, it is expected that all Directors and nominees will attend the Annual Meeting of Shareholders unless there are extenuating circumstances for nonattendance. Due to the delayed timing of last year’s
Annual Meeting, only three Directors currently standing for re-election attended in 2007.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

Based upon information received from the respective Directors and nominees as of March 17, 2008, the following information is furnished with respect to each person nominated for election as a Director.

Name, Age and Principal Occupation and Employment During Past Five Years

First Became Director

  RONALD C. CAMBRE, 69, Former Chairman of the Board of Newmont Mining Corporation, an international mining company, from January 1995 through
December 2001. Mr. Cambre also served as Chief Executive Officer of Newmont Mining Corporation, from November 1993 to December 2000. Mr. Cambre is a Director of W. R. Grace & Co. and McDermott International, Inc.

1996

JOSEPH A. CARRABBA, 55, Chairman, President and Chief Executive Officer since May 8, 2007. Mr. Carrabba served as our President and
Chief Executive Officer from September 2006 through May 8, 2007 and as our President and Chief Operating Officer from May 2005 to September 2006. Mr. Carrabba previously served as President and Chief Operating Officer of Diavik Diamond
Mines, Inc. from April 2003 to May 2005 and General Manager of Weipa Bauxite Operation of Comalco Aluminum from March 2000 to April 2003, both subsidiaries of Rio Tinto plc., an international mining group. Mr. Carrabba is a Director of
Newmont Mining Corporation.

2006

  SUSAN M. CUNNINGHAM, 52, Senior Vice President of Exploration and Corporate Reserves of Noble Energy Inc., an international oil and gas exploration and production company, since October 2005. Ms. Cunningham served as Senior Vice President of Exploration of Noble Energy Inc. since 2001.

2005

  BARRY J. ELDRIDGE, 62, Former Managing Director and Chief Executive Officer of Portman Limited, an international iron ore mining company in
Australia, from October 2002 through April 2005. Mr. Eldridge is Chairman of Vulcan Resources Ltd. and Wedgetail Mining Limited and is Director of Mundo Minerals Limited, all of which are listed on the Australian Stock Exchange.

2005

  SUSAN M. GREEN, 48, Deputy General Counsel, U.S. Congressional Office of Compliance since November 2007. Ms. Green served as Aide to
Councilmember Nancy Floreen, Montgomery County, Maryland from December 2002 to August 2005. Ms. Green was originally proposed as a nominee for the Board of Directors by the United Steelworkers, pursuant to the terms of our 2004 labor agreement.

2007

  JAMES D. IRELAND III, 58, Managing Director since January 1993 of Capital One Partners, Inc., a private equity investment firm, which through an affiliate, serves as the General Partner of Early Stage Partners I and II L.P., two venture capital investment partnerships. Mr. Ireland is a Director of OurPets Co.

1986

  FRANCIS R. McALLISTER, 65, Chairman and Chief Executive Officer of Stillwater Mining Company, a palladium and platinum producer, since
February 2001. Mr. McAllister is a Director of Stillwater Mining Company.

1996

  ROGER PHILLIPS, 68, Former President and Chief Executive Officer of IPSCO Inc., a North American steel producing company, from 1982 through 2002.
Mr. Phillips is a Director of Canadian Pacific Railway Limited, Imperial Oil Limited and Toronto Dominion Bank.

2002

Name, Age and Principal Occupation and Employment During Past Five Years

First Became Director

  RICHARD K. RIEDERER , 64, Chief Executive Officer of RKR Asset Management, a consulting organization, since June 2006. Mr. Riederer served as Chief Executive Officer from January 1996, and President from January 1995 through February 2001, of Weirton Steel Corporation, a steel producing company. Mr. Riederer is a Director of First American Funds and the Boler Company, Chairman and
Director of Idea Foundry, and serves on the Board of Trustees of Franciscan University of Steubenville.

2002

ALAN SCHWARTZ, 68, Professor of Law at the Yale Law School and Professor at the Yale School of Management since 1987.

1991

The Board of Directors recommends a vote FOR each of the nominees listed above.

DIRECTOR INDEPENDENCE

The Board of Directors has
determined that each of the current Directors standing for re-election other than Mr. Carrabba, which includes current members of the Audit Committee, the Board Affairs Committee and the Compensation and Organization Committee, has no material relationship with Cleveland-Cliffs (either directly or as a partner, shareholder or officer of an organization that has a relationship with Cleveland-Cliffs) and is independent within our director independence standards, which include exactly the
New York Stock Exchange, or NYSE, director independence standards (which are included as Annex A and incorporated herein by reference), as currently in effect and as they may be changed from time to time. In making these determinations, the
Board of Directors considered the relationship described below under “Agreements and Transactions” for Mr. Ireland.

Mr. Carrabba is
Chairman, President and Chief Executive Officer, or CEO, of the Company and does not serve as a member of the Audit, Board Affairs, Compensation and Organization, or Finance Committees.

Since January 1, 2007, there have been no transactions between Cleveland-Cliffs and any of our independent Directors other than compensation for service as a director as disclosed below.

BOARD OF DIRECTORS AND BOARD COMMITTEES

The members and nominees for the Board of Directors have diversified professional experience in general management, steel manufacturing, mining, finance, labor, law, education, natural resource reserve exploration, and other fields. There is no family relationship among any of our nominees and executive officers. Nine of the ten nominees have no present or former employment relationship with
Cleveland-Cliffs. The average age of the nominees currently serving on the Board is 61, ranging from 48 to 69. The average service of the nominees currently serving on the Board is eight years, ranging from approximately one year to 22 years.

Corporate Governance Guidelines. Our governance process is based on our Corporate Governance Guidelines, which are available on our website at http://www.cleveland-cliffs.com and also available upon request at GeneralCounsel@cleveland-cliffs.com, (800) 214-0739 or (216) 694-5459. During 2007, nine meetings of the Board of Directors were held, and 33 meetings of all Board
Committees were held. Our independent Directors held nine meetings in executive session without the presence of management in 2007. Mr. McAllister has served as Lead Director since May 2004. He chaired all but one of the executive session meetings in 2007.
Directors also discharge their responsibilities by review of reports to Directors, visits to our facilities, correspondence with the Chairman, President and CEO and telephone conferences with the CEO and Directors regarding matters of interest and concern to Cleveland-Cliffs. The Directors have Audit, Board Affairs, Compensation and Organization, Finance and Strategic Advisory Committees as well as Ad Hoc committees when needed. All committees regularly report their activities, actions, and recommendations to the Board. All Directors attended at least 83 percent of the meetings, while one Director attended 89 percent of the meetings, and seven Directors attended over 90 percent of the aggregate total of meetings of the
Board of Directors. No Director attended less than 75 percent of the meetings of the Board Committees of which they were members during 2007.

On March 13, 2007, the Board of Directors amended the Corporate Governance Guidelines to, among other things, add a director resignation policy that would require each incumbent Director and each nominee nominated for re-election to the Board to submit, prior to the mailing of our proxy statement, a contingent letter of resignation. If the Director did not receive a majority of the votes cast in an uncontested election and the Board of Directors determines to accept the resignation, the contingent letter of resignation would become effective. This director resignation policy would not apply in contested elections.

Audit Committee. The Audit Committee, consisting of Messrs. Riederer (chairman), Eldridge, Ireland, and Ms. Cunningham, reviews with our management, the internal auditors and the independent auditors, the adequacy and effectiveness of our system of internal control over financial reporting; reviews significant accounting matters; reviews quarterly unaudited financial information prior to public release; approves the audited financial statements prior to public distribution; approves our assertions related to internal controls prior to public distribution; reviews any significant changes in our accounting principles or financial reporting practices; reviews, approves and retains the services performed by our independent auditors; has the authority and responsibility to evaluate independent auditors; discusses with the auditors their independence and considers the compatibility of non-audit services with such independence; annually selects and retains our independent auditors to examine our financial statements; approves management’s appointment, termination, or replacement of the Chief Internal Auditor; and conducts a legal compliance review. Pursuant to the rules of the Securities and Exchange Commission, or SEC, the members of the Audit Committee are independent, as that term is defined in our independence standards attached as Annex A. The Board of Directors identified Messrs. Riederer and Ireland as audit committee financial experts (as defined in Item 407(d)(5)(ii) of Regulation S-K). No member of the Audit Committee serves on the audit committees of more than three public companies. The Audit Committee held 16 meetings during 2007. The charter of the Audit Committee is available at http://www.cleveland-cliffs.com and is also available upon request at GeneralCounsel@cleveland-cliffs.com, (800) 214-0739 or (216) 694-5459.

Board Affairs Committee. The Board Affairs Committee, consisting of Messrs. Cambre (chairman), McAllister, Phillips and Schwartz, and Ms. Green, administers our compensation plans for Directors; monitors the Board governance process and provides counsel to the CEO on Board governance and other matters; recommends changes in membership and responsibility of Board committees; and acts as the
Board’s Nominating Committee and Proxy Committee in the election of Directors. The Board Affairs Committee held three meetings during 2007. The charter of the Board Affairs Committee is available at http://www.cleveland-cliffs.com and is also available upon request at GeneralCounsel@cleveland-cliffs.com, (800) 214-0739 or (216) 694-5459.

As noted above, the Board Affairs
Committee is involved in determining compensation for our Directors. The Board Affairs Committee administers our equity incentive plans with respect our Directors, including approval of grants of stock options and other equity or equity-based awards, and

makes recommendations to the Board with respect to incentive compensation plans and equity based plans for Directors. The Board Affairs Committee periodically reviews
Director compensation in relation to comparable companies and other relevant factors. Any change in Director compensation must be approved by the Board of Directors. Other than in their capacities as a Director, no executive officers participate in setting Director compensation. From time to time, the Board Affairs Committee or the Board of Directors may engage the services of a compensation consultant to provide information regarding Director compensation at comparable companies.

Compensation and Organization Committee. The Compensation and Organization Committee, which we refer to as the Compensation Committee, consists of
Messrs. McAllister (chairman), Ireland, Phillips, and Riederer. The Compensation Committee recommends to the Board of Directors the election and compensation of officers; administers our compensation plans for officers; reviews organization and management development; evaluates the performance of the CEO and the other named executives; and obtains the advice of outside experts with regard to compensation matters. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee or, in the case of non-officers, to the CEO or the Senior Vice President Human Resources.

The
Compensation Committee obtains the analysis and advice of Mercer U.S. Inc. Human Resource Consulting, or Mercer, to assist with the performance of its duties under its charter. Mercer is retained directly by the Compensation Committee and has helped the Compensation Committee develop an appropriate agenda for performing the Compensation Committee’s responsibilities. In this regard, Mercer advises and assists the Compensation Committee:

•

in determining the appropriate objectives and goals of our executive compensation programs;

•

in designing compensation programs that fulfill those objective and goals;

•

ensuring that compensation programs align executives with shareholder interests;

•

  in monitoring the external and internal equity of our executive officers’ total compensation and the primary components of that compensation;

•

in evaluating the effectiveness of our compensation programs;

•

in identifying appropriate pay positioning strategies and pay levels in our executive compensation program;

•

in selecting performance peers and setting performance targets used to evaluate performance for incentive compensation plans; and

•

in identifying mining industry, general industry and Cleveland area pay practices and identifying compensation surveys for the Compensation Committee to use to benchmark the appropriateness and competitiveness of our executive compensation program.

The Compensation Committee makes all decisions
regarding the CEO’s compensation after consulting with Mercer in executive session where no management employees are present. For the other executive officers, the CEO is asked by the Compensation Committee to conduct and present an assessment in partnership with the Senior Vice President of Human Resources on the achievement of specific goals established for those officers and on the performance of our Company taking into account external market forces and considerations. While the CEO and Senior Vice President Human Resources attend Compensation Committee meetings regularly by invitation, the Compensation Committee is the final decision maker for the compensation of the executive officers. For additional information regarding the executive compensation programs of the Company, see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 15 of this proxy statement. The Compensation Committee held seven meetings during 2007. The charter of the

Compensation and Organization Committee is available at http://www.cleveland-cliffs.com and is also available upon request at GeneralCounsel@cleveland-cliffs.com,
(800) 214-0739 or (216) 694-5459.

Finance Committee. The Finance Committee, consisting of Messrs. Schwartz (chairman), Cambre and Eldridge, and Mses. Cunningham and Green, reviews our financial condition, financial policies, investment plans and benefit funds management. The Finance Committee reviews our: (i) annual financial plan, (ii) financial policies,
(iii) insurance programs, (iv) dividend policy, (v) major investment proposals, (vi) management of employee benefit funds, (vii) cost of capital and capital structure, (viii) approves capital spending, and recommends authority levels of spending. The Finance Committee held five meetings during 2007. The charter of the Finance Committee is available at http://www.cleveland-cliffs.com and is also available upon request at GeneralCounsel@cleveland-cliffs.com,
(800) 214-0739 or (216) 694-5459.

Strategic Advisory Committee. The Strategic Advisory Committee, or SAC Committee, consisting of
Messrs. Ireland (chairman), Cambre, McAllister and Schwartz as independent Directors and Mr. Carrabba. The SAC Committee reviews corporate strategy and related issues. The SAC Committee held two meetings in 2007.

CONSIDERATION OF DIRECTOR NOMINEES

Shareholder Nominees

The policy of the Board Affairs Committee is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Director.” In evaluating such nominations, the Board Affairs Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder nominations proposed for consideration by the Board Affairs Committee should include
(i) complete information as to the identity and qualifications of the proposed nominee, including name, address, present and prior business and/or professional affiliations, education and experience, and particular fields of expertise,
(ii) an indication of the nominee’s consent to serve as a director if elected, and (iii) the reasons why, in the opinion of the recommending shareholder, the proposed nominee is qualified and suited to be a director. Shareholder nominations should be addressed to Cleveland-Cliffs Inc, 1100 Superior Avenue, Suite 1500, Cleveland, Ohio 44114-2544, Attention: Secretary. Our Regulations provide that at any meeting of shareholders at which directors are to be elected, only persons nominated as candidates will be eligible for election.

Director Qualifications

In evaluating director nominees, the Board Affairs Committee considers such factors as it deems appropriate, consistent with our Corporate Governance Guidelines, the Board Affairs Committee Charter and other criteria established by the Board of Directors. The Board Affairs Committee’s goal in selecting directors for nomination to the Board of Directors is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. The Board Affairs Committee has not reduced the qualifications for service on our Board of Directors to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board of Directors at any particular time and the interplay of a particular candidate’s experience with the experience of other directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to the Board of Directors and any committees thereof. In addition, the Board
Affairs Committee annually conducts a review of incumbent directors in order to determine whether a director should be nominated for re-election to the Board of Directors.

The Board Affairs Committee makes determinations as to director selection based upon the facts and circumstances at the time of the receipt of the director candidate recommendation. Applicable considerations include (i) whether the Board Affairs Committee is currently looking to fill a new position created by an expansion of the number of directors or a vacancy that may exist on the Board of
Directors, (ii) whether the current composition of the Board of Directors is consistent with the criteria described in our Corporate Governance Guidelines, (iii) whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to the Board of Directors, and (iv) whether the candidate would be considered independent under our independence standards as set forth in Annex A. Final approval of any candidate will be determined by the full Board of Directors.

Identifying and Evaluating Nominees for Directors

The Board Affairs Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Board Affairs Committee regularly reviews the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board Affairs Committee considers various potential candidates for director. Candidates may come to the attention of the Board Affairs Committee through current Board members, professional search firms, shareholders or other persons. As described above, the Board Affairs Committee considers properly submitted nominations for candidates for the Board. Following verification of the recommending shareholder’s status, recommendations are considered by the Board
Affairs Committee at its next regularly scheduled meeting.

MEETINGS OF NON-MANAGEMENT DIRECTORS; COMMUNICATIONS WITH DIRECTORS

In accordance with the NYSE’s corporate governance listing standards, our non-management directors meet at regularly scheduled executive sessions without management present. The chair of the Compensation Committee has been designated as our lead independent director. Shareholders and interested parties may communicate with the chair of the Compensation Committee, or with our non-management directors as a group or with the Board of Directors, by writing to the Lead Director at Cleveland-Cliffs Inc, 1100 Superior Avenue, Suite 1500, Cleveland, Ohio 44114, Attn: Lead Director. The Board of Directors’ independent directors have approved the process for determining which communications are forwarded to various members of the Board of Directors.

BUSINESS ETHICS POLICY

We have adopted a Code of Business Conduct and Ethics that applies to all of our Directors, officers and employees. The Code of Business Conduct and Ethics is available upon request at (800) 214-0739 or (216) 694-5459. It is also available on our website at http://www.cleveland-cliffs.com in the Corporate Governance section under “For Investors”, or upon request at
GeneralCounsel@cleveland-cliffs.com. Any amendments to or waivers from our Code of Business Conduct (to the extent applicable to our principal executive officer, principal financial officer or principal accounting officer) will be posted on our website.

DIRECTORS’ COMPENSATION

Directors who are not our employees receive an annual retainer fee of $32,500 and an annual equity award of $32,500. Board meeting fees and Committee meeting fees are $1,500 and $1,000, respectively. The Lead Director annual retainer fee is $10,000. Annual committee chair retainers are as follows: Audit Committee, $10,000, and Board Affairs, Finance, and Compensation Committees $5,000. Employee Directors receive no compensation for their service as Directors.

The Nonemployee Directors’ Compensation Plan (as Amended and Restated as of January 1, 2005), which we refer to as the Directors’
Plan, implements the annual equity grant program referenced above. Directors who are under age 69 on the date of the annual meeting receive an automatic annual grant of $32,500 worth of restricted shares with a three-year vesting requirement.
Nonemployee Directors who are 69 years of age or older on the date of the annual meeting receive an automatic annual grant of $32,500 worth of common shares (with no restrictions).

The Directors’ Plan also provides that a Director should own by the end of a four-year period either (i) 4,000 or more common shares or (ii) common shares having a market value of at least $100,000, in accordance with the current Director Share Ownership Guidelines. If a nonemployee Director meets these guidelines in December of each year, the Director may elect to receive all or a portion of his or her annual retainer of $32,500 for the following year in cash. If the Director does not meet these guidelines, the Director is required to receive an equivalent value of $15,000 in common shares until he or she meets one of the two guidelines. Nonemployee Directors may elect to receive up to 100 percent of their retainer and other fees in common shares. In addition, the Directors’ Plan gives nonemployee Directors the opportunity to defer all or a portion of their annual retainer and other fees, whether payable in cash or common shares. Beginning with the 2006 annual equity award, nonemployee Directors may elect to receive deferred shares in lieu of their annual equity award of restricted common shares or common shares. A Director may also elect that all cash dividends with respect to such restricted shares be deferred and reinvested in additional common shares during the restriction period of such restricted shares. Those additional common shares are subject to the same restrictions as the underlying award. Cash dividends not subject to the restriction described above will be paid to the Director without restriction.

Nonemployee Directors who joined the Board before January 1, 1999 were able to participate in either the Retirement Plan for Non-Employee Directors adopted in
1984, which we refer to as the 1984 Plan, or the Nonemployee Directors Supplemental Compensation Plan established in 1995, which we refer to as the 1995 Plan. The 1984 Plan provides that a nonemployee Director elected before July 1, 1995, with at least five years of service, receives during his or her lifetime after retirement an amount equal to the annual retainer currently paid to nonemployee Directors. Under the 1995 Plan, a nonemployee Director elected on or after July 1, 1995, with at least five years of service, receives after retirement a quarterly amount equal to fifty percent of the stated quarterly retainer in effect at the time of retirement for the period equal to the Director’s continuous service. Under either plan, in the event of a “change in control” causing the Director’s retirement, he or she receives the retirement payment prorated for any service less than five years. Directors who join the Board on or after January 1,
1999 were not eligible to participate in either plan.

On January 14, 2003, the Board of Directors adopted respective amendments to both plans to provide for a voluntary immediate lump sum cash-out election of the present value of the accrued pension and deferred benefits to all nonemployee Directors participating under both plans. Under the terms of both plans, as amended, the lump-sum benefit was payable to the participants on June 30, 2003. Of the 14 participants, three elected not to participate in the lump sum benefit. The aggregate value for participants electing a payout was approximately $2.3 million. The payout election by the 11 participants means those participants have no further opportunity for a pension adjustment under either plan for future changes in our annual retainer. Mr. Ireland is the only current active Director eligible for a retirement benefit, which will be paid from the
1984 Plan. There are no active Directors eligible for retirement benefits, and only two retired Directors currently receive benefits under the 1995 Plan.

We have trust agreements with KeyBank National Association relating to the Directors’ Plan, the 1984 Plan and the 1995 Plan, in order to fund and pay our retirement obligations under these plans.

Director Compensation Table

The following table,
supported by the accompanying footnotes and narrative, sets forth for fiscal year 2007 all compensation earned by the individuals who served as our nonemployee Directors at any time during 2007.

Name

Fees Earned or Paid in Cash ($)(1)

Stock Awards ($)(2)

Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)

Other Compensation ($)(4)

Total ($)

R. C. Cambre

58,000

24,660

—

4,000

86,660

S. M. Cunningham

61,000

22,393

—

—

83,393

B. J. Eldridge

63,500

24,338

—

—

87,838

S. M. Green

22,954

15,343

—

—

38,297

J. D. Ireland III

70,000

24,660

1,196

—

95,856

F. R. McAllister

73,000

24,660

—

5,000

102,660

R. Phillips

56,000

29,821

—

—

85,821

R. K. Riederer

80,000

29,821

—

—

109,821

A. Schwartz

61,000

24,660

—

3,000

88,660

J. S. Brinzo(5)

125,000

384,263

—

16,080

525,343

(1)
The amounts listed in this column reflect the aggregate cash dollar value of all earnings in 2007 for annual Director retainers, chairman retainers and meeting fees whether received in required retainer shares, voluntary shares, or cash, or a combination thereof. Unless otherwise noted below, the amounts indicated were elected to be paid in cash.

Messrs. Cambre, Eldridge, and Schwartz elected to receive $32,500, $44,450, and $15,000, respectively, in common shares. Mses. Cunningham and Green did not meet the established Director Share Ownership Guidelines and were required to receive $15,000 and $6,440, respectively, in common shares. Mr. Riederer elected to defer $15,000 in common shares and Mr. Ireland elected to defer $15,000 in cash pursuant to the
Directors’ Plan.

(2)
The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with Financial
Accounting Standards Board Statement No. 123 (revised 2004), Accounting for Stock-Based Compensation, or SFAS 123R, of awards of restricted shares and includes amounts from awards granted in and prior to 2007. (See note 11 to our 2007 consolidated financial statements in Item 8 of our 2007 Annual Report on Form 10-K) In 2007, an automatic annual equity grant of 468 restricted shares having a grant date fair market value of $69.39 per share was made to each of the nonemployee
Directors listed above. Mr. Riederer elected to receive deferred shares in lieu of restricted shares under the Directors’ Plan.

As of December 31, 2007, the aggregate number of restricted shares subject to forfeiture held by each
Nonemployee Director were as follows: Mr. Cambre—1,988; Ms. Cunningham—1,686; Mr. Eldridge—1,958; Ms. Green—468, Mr. Ireland—1,988; Mr. McAllister—1,988; Mr. Phillips—1,988;
Mr. Riederer—866; and Mr. Schwartz—1,988.

As of December 31, 2007, the aggregate number of unvested deferred shares credited to Mr. Riederer under the Directors’ Plan was 1,133.2749.

(3)
Mr. Ireland is the only independent Director eligible for retirement benefits under the 1984 Plan. The aggregate change in the actuarial present value of Mr. Ireland’s benefit under the 1984 Plan is $1,196.

(4)
The amounts in this column, except as noted, reflect matching contributions made to educational institutions from the Cleveland-Cliffs Foundation on behalf of the Director.

The Company donated $5,000 to the Boy Scouts Jamboree on behalf of Mr. McAllister who was the Chairman of the Relationship and Media Team for the U.S. contingent to the World Scout Jamboree in 2007.

(5)
Mr. Brinzo retired as Chairman of the Board on May 8, 2007. As former CEO of the Company, Mr. Brinzo was not an independent Director. The amount of cash compensation received in 2007 was paid pursuant to a compensation package approved by the Compensation and Organization Committee of the Board on August 17, 2006.

Mr. Brinzo received Performance Share grants as an officer of the Company for Performance Periods 2005-2007 and 2006-2008. The amount listed of $348,263 is the SFAS 123R calculation of the value of outstanding Performance Shares and Retention Units for Mr. Brinzo’s service as a Director.

Pursuant to Mr. Brinzo’s retirement agreement, he received $8,080 in investment counseling services and secretarial support valued at $3,000. Also, in connection with Mr. Brinzo’s retirement, we established a $5,000 annual scholarship in the name of Mr. Brinzo to one recipient entering his or her freshman year at Kent State University’s College of Business. We created this scholarship to honor Mr. Brinzo for his leadership of the Company and his dedication to education.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER PERSONS

The following table sets forth the amount and percent of common shares that, as of March 17, 2008 (except as otherwise indicated), are deemed under the rules of the SEC to be “beneficially owned” by each Director (excluding Mr. Carrabba and retired Directors Messrs. Brinzo and Gunning), by each nominee for Director, by our CEO, Chief Financial Officer, or CFO, and the other named executive officers, as identified in the Summary Compensation Table below, by such persons and the other executive officers as a group, and by any person or “group” (as the term is used in the Securities Exchange Act of 1934, which we refer to as the Exchange Act) known to us as of that date to be a “beneficial owner” of more than five percent or more of the outstanding common shares. No Directors, executive officers, or officers hold any preferred shares or outstanding stock options as of March 17, 2008.

Amount and Nature of “Beneficial Ownership”(1)

  Directors and Nominees   (excluding those who
are also Named Executive Officers)

Beneficial Ownership

Investment Power

Voting Power

Percent of Class(2)

Sole

Shared

Sole

Shared

Ronald C. Cambre

9,814

9,814

—

9,814

—

—

Susan M. Cunningham

2,390

2,390

—

2,390

—

—

Barry J. Eldridge

3,575

3,575

—

3,575

—

—

Susan Green

543

543

—

543

—

—

James D. Ireland III

571,809

22,581

549,228
(3)

22,581

549,228(3)

1.26
%

Francis R. McAllister

7,842

7,842

—

7,842

—

—

Roger Phillips

17,006

17,006

—

17,006

—

—

Richard K. Riederer

6,734

6,734

—

6,734

—

—

Alan Schwartz

9,464

9,464

—

9,464

—

—

Named Executive Officers

Joseph A. Carrabba

40,495

40,495

—

40,495

—

—

Laurie Brlas

—

—

—

—

—

—

Donald J. Gallagher

72,474

72,474

—

72,474

—

—

William R. Calfee

56,259

56,259

—

56,259

—

—

Randy L. Kummer

31,782

31,782

—

31,782

—

—

Ronald G. Stovash

19,000

19,000

—

19,000

—

—

David H. Gunning

7,382

7,382

—

7,382

—

—

  All Directors, Nominees, and Executive Officers as a group, including the named executive officers and Messrs. Stovash and Gunning (21
Persons)

882,568

333,280

549,288

333,280

549,228

1.95
%

Other Persons

Harbinger Capital Partners Master Fund I, Ltd.(4)

5,150,000

—

5,150,000

—

5,150,000

12.3
%

c/o International Fund Services (Ireland) Limited Third Floor, Bishop’s Square Redmond’s Hill Dublin 2, Ireland

Bank of America Corporation(5) 100 North Tryon Street Floor 25 Bank of America Corporate Center Charlotte, NC 28255

3,166,179

—

3,166,179

—

3,147,079

7.23
%

Wellington Management Company, LLP(6) 75 State Street Boston, MA 02109

2,773,426

—

2,720,926

—

2,340,576

6.14
%

Jeffrey L. Gendell(7) 55 Railroad Avenue, 3rd Floor Greenwich, CT 06830

2,252,356

—

2,252,356

—

2,252,356

5.38
%

(1)
Under the rules of the SEC, “beneficial ownership” includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to “beneficially own” the securities even if he or she has no right to receive any part of the dividends on or the proceeds from the sale of the securities. Also, because “beneficial ownership” extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed “beneficially owned” by two or more persons shown in the table. Information with respect to “beneficial ownership” shown in the table above is based upon information supplied by our Directors, nominees and executive officers and filings made with the SEC or furnished to us by any shareholder.

(2)
Less than one percent, except as otherwise indicated.

(3)
Of the 571,809 shares deemed under the rules of the SEC to be beneficially owned by Mr. Ireland, he is a beneficial holder of 22,581 shares. The remaining 549,228 shares are held in trusts, substantially for the benefit of a charitable foundation, as to which Mr. Ireland is a co-trustee with shared voting and investment powers. Of such shares in trusts, Mr. Ireland has an interest in the income or corpus with respect to 46,849 shares.

(4)

The information shown above and in this footnote was taken from Amendment No. 1 to Schedule 13G, dated January 24, 2008, as filed with the SEC on January 24, 2008 jointly by Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Offshore Manager, L.L.C., HMC Investors, L.L.C., Harbert Management Corporation, Phillip Falcone, Raymond J.
Harbert, and Michael Luce. The address for contacting Phillip Falcone is 555 Madison Avenue, 16th Floor, New York, NY 10022. The address for Harbinger Capital Partners
Offshore manager, L.L.C., HMC Investors, L.L.C., Harbert Management Corporation, Raymond J. Harbert, and Michael D. Luce is One Riverchase Parkway South, Birmingham, AL 35244.

(5)
The information shown above and in this footnote was taken from Amendment No. 1 to Schedule 13G, dated February 7, 2008 and filed jointly with the SEC on February 7, 2008, by
Bank of America Corporation, NB Holdings Corporation, Bank of America NA, United States Trust Company, NA, BAC North America Holding Company, LaSalle Bank Corporation, LaSalle Bank, N.A., Columbia Management Group, LLC, Columbia Management Advisors
LLC, Banc of America Securities Holdings Corporation, Banc of America Securities LLC, and Banc of America Investment Advisors, Inc.

(6)
The information shown above and in this footnote was taken from the Amendment No. 3 to Schedule 13G, dated February 29, 2008 and filed with the SEC on March 10, 2008, by
Wellington Management Company, LLP, an investment adviser.

(7)
The information shown above and in this footnote was taken from Amendment No. 5 to Schedule 13G/A, dated February 1, 2008, and filed with the SEC on February 1, 2008, as a group, by Tontine Partners, L.P., Tontine Management, L.L.C. (which is the general partner of Tontine Partners, L.P.), Tontine Capital Partners, L.P., Tontine Capital Management, L.L.C. (which is the general partner of Tontine Capital Partners,
L.P.), Tontine Overseas Associates, L.L.C. (which serves as the investment manager to Tontine Capital Overseas Master Fund, L.P. and Tontine Overseas Fund Ltd.), and Jeffrey L. Gendell. Mr. Gendell is the managing member of Tontine Management,
L.L.C., Tontine Capital Management, L.L.C. and Tontine Overseas Associates, L.L.C., and in that capacity directs their operations.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

We are the largest producer of iron ore pellets in North America and have a significant presence in metallurgical coal. We sell the majority of our pellets to integrated steel companies in the United States and Canada. In 2007, we operated a total of six iron ore mines located in Michigan, Minnesota, and Eastern Canada, producing 34.6 million tons of pellets (21.8 million tons being our share) and generating $1.75 billion in pellet sales revenue. In addition, we are majority owner of
Portman Limited, an iron ore mining company located in Australia, serving the Asian iron ore markets. Portman provided US$444.6 million in revenue to our shareholders during 2007. Our entry into North American coal was through the July 2007 acquisition of PinnOak Resources LLC, a coal producer with mines located in West Virginia and Alabama. Our management initiatives include entry into South America through Amapá and a mineral diversification project though our interest in an
Australian Sonoma project.

Most of our sales are under multi-year term supply agreements. These agreements are subject to various price escalators, including world settlement prices for iron ore pellets, hot-band steel prices, the producer price index, and other similar factors. As a result of these escalators, we have limited direct control over pricing for our product in the short-term.

Our market has also been substantially altered by the significant increase in worldwide demand for iron ore products over the last several years.
Additionally, revenues have increased through business growth, specifically through the acquisitions of Portman Limited and PinnOak Resources LLC. Our revenues have grown from $825 million annually in 2003 to $2.3 billion in 2007. Of the $2.3 billion in revenues, Portman and PinnOak have contributed an aggregate of $530 million in revenues.

Two of these factors (significant price
increases driven by market factors and rapid revenue growth) have had a meaningful impact on our executive compensation in recent years.

The
Compensation Committee has continually sought to strike a balance in program design and execution among several competing objectives, including:

•

Attraction and retention of executive talent in highly competitive executive labor markets

•

Recognition for business performance

•

Maintaining focus on controllable financial results

•

Limiting the potential for undue windfalls or losses to executives

•

Recognition of changes in scope of the business (revenues and profitability)

•

Supporting our strategic repositioning by:

•

Building capacity

•

Growth and diversification of revenue streams

•

Internationalization

•

Ensuring alignment with shareholder interests

The specific compensation principles, components, and decisions designed to achieve these objectives are discussed in more detail below.

Oversight of Executive Compensation

The Compensation
Committee administers the executive compensation program, including compensation for our named executive officers. Specific responsibilities of the Compensation Committee related to executive compensation include:

•

Oversee development and implementation of our compensation policies and programs for executive officers

•

Review and approve CEO and other elected officer compensation, including setting goals, evaluating performance, and determining results

•

Oversee our equity-based employee incentive compensation plans and approve grants (except grants or awards under plans relating to Director compensation, which are administered by the Board Affairs Committee)

•

Ensure that the criteria for awards under our incentive and equity plans are appropriately related to our operating performance objectives

•

Oversee certain aspects of regulatory compliance with respect to compensation matters

•

Review and approve any proposed severance or retention plans or agreements

Executive Compensation Philosophy and Core Principles

The Compensation Committee has designed the compensation structure to attract, motivate, reward and retain high-performing executives. The goal is to align pay with our performance in the short term through measures of profitability and operational excellence, and over the long term through stock-based incentives. Our compensation philosophy places a significant portion of compensation at risk with Company and individual performance, increasing the portion at risk with the responsibility level of the individual, consistent with market practices. We also seek to balance this performance focus with sufficient retention incentives and a focus on controllable results to limit the risk of losing key executives during periods of unfavorable industry conditions, in a manner that the Compensation Committee deems fair to the executives and to the shareholders.

More specifically, the guiding principles of our compensation plan design and administration are as follows:

•

Target pay opportunity for executive officers should be at the median of market levels.

•

Align pay with results delivered to shareholders, while recognizing the potentially cyclical nature of the industry in which we operate. The goal is to avoid undue windfalls to executives in years of good performance or the undue loss of all compensation opportunities in down cycles.

•

Focus performance measures on a combination of absolute performance objectives tied to our business plan (profitability and cost control), achievement of key initiatives that reflect the business strategy (e.g., sales initiatives, cost control activities, etc.) and relative objectives reflecting market conditions (relative Total Shareholder Return (share price appreciation plus reinvested dividends, if any), or TSR).

•

  Provide competitive fixed compensation elements over the short-term (salary) and long-term (retention grants and retirement benefits) to encourage long-term retention of our executives.

•

Design pay programs to be as simple and transparent as possible to facilitate focus and understanding.

During 2007 executive compensation and benefits consisted of salary, annual cash incentives, long-term incentives consisting of performance shares, retention units, and restricted shares, retirement benefits, and limited perquisites and other benefits. The Compensation Committee regularly reviews and re-evaluates target positioning for each element of compensation. Descriptions of each of these elements are discussed in more detail in the following sections.

Compensation Policies

Market Positioning. During 2007, we continued to manage total compensation (base plus target annual incentives and the grant value of long-term incentives)
to the median of the market in which we compete for talent. We believe that a median pay positioning will allow us to attract and retain the needed level of talent for the organization while managing costs to an objectively reasonable level. Actual pay may be higher or lower than this target positioning overall based on company and individual performance. The target compensation for each executive may also be higher or lower than this market positioning based on such factors as individual skills, experience, contribution and performance, internal equity, or other factors that the Compensation Committee may take into account that are relevant to the individual executive.

Market for Talent. The Compensation Committee conducts an annual review of market pay practices for executive officers with the assistance of an outside compensation advisor. This review is based on several published compensation surveys. For 2007, the pay review targeted general industry pay practices for companies with approximately $2.5 billion in revenues, reflecting the increased scope of our worldwide operations.

Pay Mix. Because the executive officers are in a position to directly influence our overall performance, a significant portion of their compensation is at risk through short- and long-term incentive programs. Our named executive officers have a significant percent of their target total compensation at risk. This includes the target annual incentive and target long-term incentive grant values, but not benefits or retirement programs. These levels of pay at risk are consistent with each executive’s level of impact and responsibility and are consistent with market practices for fixed versus variable pay.

Forms of Compensation. We use cash for salaries and for annual incentive plan payouts, consistent with market practices and the short-term nature of performance. For longer-term performance, we currently use performance shares, retention units, and restricted share grants to reward and retain executives. The retention units are denominated in our common shares and vary with our share price but are payable in cash. The performance shares and restricted share grants are denominated and payable in our common shares to align the interests of our executives with shareholders through direct ownership.

Each year, we establish a target long-term incentive award value for each executive based on market practices. Actual awards to each executive may vary +/- 25 percent from this target based on the CEO’s assessment of individual performance in the case of executives other than the CEO, and based on the Compensation Committee’s assessment of the CEO’s performance in the case of grants made to the CEO. In 2007, the Compensation Committee awarded 15 percent of the long-term incentive opportunity for each named executive officer other than Mr. Stovash in the form of retention units. Each retention unit represents the value of one common share, which is payable in cash based on the participant’s continued employment throughout a three-year retention period. Retention units are guaranteed a payout at 100 percent of the original grant. The balance of each individual’s long-term incentive award was in the form of performance shares, with actual payouts tied to our TSR relative to industry peers over a three-year performance period (see below for further detail).

Restricted share awards were granted on a selective basis to executives at the PinnOak mines in relation to the
2007 acquisition of PinnOak Resources, LLC in order to retain their critical expertise in underground coal operations. The restrictions on the shares will lapse 50 percent two years after grant date and 50 percent three years after grant date or will lapse immediately in the event the executive is involuntarily terminated without cause as defined in the restricted share agreements. No other named executive officers received a restricted share grant in 2007.

Other Factors. When making individual compensation decisions for executives, we take many factors into account, including the individual’s performance, tenure and experience, our performance overall, any retention concerns, the individual’s historical compensation and internal equity considerations.

The Compensation Committee relies significantly on the CEO’s input and recommendations when evaluating these factors relative to the executive officers other than the CEO. The Compensation Committee also reviews a five-year pay history for each executive and considers the progression of salary increases over time compared to the individual’s development and performance, the unvested and vested value inherent in outstanding equity awards, and the cumulative impact of all previous compensation decisions. The Compensation Committee uses the same factors in evaluating the CEO’s performance and compensation as it uses with the other executive officers.

Committee Process. Decisions relating to the CEO’s pay are made by the Compensation Committee in executive session, without management present. In assessing the CEO’s pay, the Compensation Committee considers our performance, the CEO’s contribution to that performance, and other factors as described above in the same manner as for any other executive. The Compensation Committee approves the CEO’s salary, incentive plan payment (consistent with the terms of the plan as described below) and long-term incentive awards each year.

For the other named executive officers, the CEO in partnership with Human Resources conducts an assessment of each executive at the end of each year against a spectrum of behaviors and strategic goals established for each executive at the beginning of the year. The CEO then provides the Compensation Committee with his assessment of the performance of the executive and his perspective on the factors described above in developing his recommendations for each executive’s compensation, including salary adjustments, annual incentive payouts, and equity grants. The Compensation Committee discusses the CEO’s recommendations, including how the recommendations compare against the external market data and how the compensation levels of the executives compare to each other, to the CEO’s, and to the historic pay for each executive. Based on this discussion, the Compensation Committee then approves or modifies the recommendations in collaboration with the
CEO.

Elements of Compensation

We use multiple components to
provide a competitive overall compensation and benefits package that is reasonable relative to market and industry practices and tied appropriately to performance.

Base Salary. Our philosophy is that base salaries should meet the objective of attracting and retaining the executive talent needed to run the business. Therefore, we seek to target base pay levels for executives at the
50th percentile of market survey data, although each executive may have a base salary above or below the median of the market. Actual salaries reflect responsibility, performance, and experience, among other factors described above.

Base salary adjustments can affect the value of other compensation and benefit elements. A higher base salary will result in a higher annual incentive, assuming the same level of achievement

against goals. Base salaries also affect the level of performance-based contributions to the Cleveland- Cliffs Inc and its Associated Employers Salaried Employees
Supplemental Retirement Savings Plan, a tax-qualified 401(k) Savings Plan, which we refer to as the Savings Plan, disability benefits, severance and change in control benefits and pension benefits.

For 2007, the Compensation Committee recognized our substantially increased size in terms of revenues, the increased complexity of the organization on a global basis, and the overall increase in our ability to pay for top talent due to the heightened level of profitability relative to prior years. The market benchmarks used by the Compensation Committee reflected these factors and as a result showed that executives were currently positioned approximate to the competitive market median. As such, no significant adjustments outside of merit increases were made to named executive officer’s base salaries in 2007.

Annual Incentive Plan. We provide an annual Executive Management Performance Incentive Plan, or EMPI Plan, which provides an opportunity for the senior executive officers to earn an annual cash incentive based on our financial performance relative to business plans and achievement against key corporate objectives. The objective of this plan is to provide executives with a competitive annual cash compensation opportunity while aligning actual pay results with our short-term business performance.

Award Opportunities: Under the EMPI, bonus
opportunities for senior officers, including the named executive officers, ranged from zero to a maximum of 100 percent of the officers’ grant amount for 2007. The maximum annual incentive opportunity for the CEO was 200 percent of base salary in 2007 and for each of the other named executive officers, including the former Vice Chairman, Mr. Gunning, the target incentive ranged from 105 – 126 percent of base salary. Mr. Stovash was not a participant in the EMPI and was covered by a different annual incentive program sponsored by PinnOak Resources, LLC, under which his target incentive was 80% of base salary and his potential bonus ranged from 0 percent at threshold to 140 percent of target at maximum.

EMPI Performance Measures: The EMPI Plan uses a “performance scorecard” with multiple performance standards that are related to our annual business plan and current strategic priorities. For 2007, the Compensation Committee developed a scorecard targeted at those areas that it believed would most directly improve financial results for shareholders in the near term, while maintaining incentives for long-term strategic improvements. The elements and their respective weightings for 2007 were as follows:

Objective

Weight

Pre-Tax Earnings

50.0%

Adjusted Cost Control

25.0%

Corporate Objectives

25.0%

Total

100.0%

Pre-Tax Earnings is a measure of our profitability and is measured on a consolidated basis. Adjusted cost control is a measure of the cost of production per ton, adjusted to hold energy prices at a fixed rate throughout the year in order to eliminate the (positive and negative) impact of the large and potentially volatile uncontrollable cost of energy on compensation. Although cost control is a component of pre-tax earnings, the Compensation Committee believes a more targeted focus on managing production cost per ton is essential to our long-term health. Adjusted Cost Control is measured only for
North American iron ore operations, based on the Compensation Committee’s belief that cost control in this region was most critical to our success during 2007. Similarly, the Compensation Committee evaluates management on a subjective basis against key strategic and operational goals that are not as easily quantified as financial results to ensure that short-term profitability is balanced with the long-term success of the organization. For 2007, Corporate Objectives included goals in the areas of business development, workforce, safety, specific cost initiatives and sales initiatives.

EMPI Target Setting and 2007 Results: Performance targets for the financial objectives of the EMPI Plan are established at the beginning of each year. Each metric has a threshold, target, and maximum goal, with a potential funding of between 0 percent and 100 percent of the maximum award. At threshold performance, each goal would be funded at 25 percent of maximum, with 0 percent funding for performance below threshold. If performance is at the target level, the bonus will be funded at 50 percent of the maximum award. Adjustments to 2007 pre-tax earnings were made as a result of the reversal of certain ore stockpile sales that occurred in December 2006. As a result of these adjustments, revenue recognition on these transactions totaling $94 million was deferred until 2007. The Committee adjusted the 2007 EMPI Plan targets to take into account these adjustments and their impact on 2007 pre-tax earnings to ensure that management did not receive a windfall in 2007 under the EMPI Plan.

Each year, the Compensation Committee approves performance targets and ranges for each of the financial performance measures, taking into consideration management financial plans for the coming year, prior years’ performance, performance relative to other metals and mining companies, and the relative degree of difficulty of attaining performance goals under different product-pricing scenarios. Performance targets are approved each year by the Compensation Committee early in the year, with an adjustment as necessary for the specific impact of world pellet price settlements on price escalators in our contracts. This price adjustment is formulaic and objective, tied directly to our term supply agreements.

For 2007, the EMPI Plan was funded at 76.82 percent of the maximum bonuses for all named executive officers except Mr. Carrabba. Mr. Carrabba’s EMPI bonus was funded at 72.98 percent. The Compensation Committee arrived at this funding level by taking the following factors into consideration:

•

2007 pre-tax earnings were reviewed and compared to adjusted maximum performance levels set at the beginning of 2007 of $422 million with an adjusted minimum and target performance levels of $281 million and $351 million. Preliminary results were $380.7 million. This factor was weighted 50 percent, resulting in funding of 35.44 percent of maximum bonuses.

•

  Adjusted cost control was above the target established for the year, resulting in a funding multiple of 16.38 percent of maximum for this performance factor (weighted 25 percent).

•

The Compensation Committee evaluated Corporate Objectives established at the beginning of the year and rated those objectives at a performance level of 100 percent. This factor was weighted 25 percent, resulting in funding of 25 percent of maximum bonuses. Due to post acquisition performance of PinnOak Resources LLC and at the discretion of the Committee, Mr. Carrabba’s Corporate Objectives portion of the bonus was rated less than other named executive officers.

•

Bonuses for 2007 under the EMPI Plan were paid in the following amounts to the named executive officers:

Joseph A Carrabba

$
1,021,706

William R. Calfee

$
337,240

Laurie Brlas

$
367,200

Randy L. Kummer

$
212,023

Donald G. Gallagher

$
381,027

David G. Gunning

$
182,448

The specific performance goals for Adjusted Cost Control is not disclosed as we believe, and the
Compensation Committee concurs, that providing detailed information about our cost structure could limit our ability to negotiate supply agreements or spot sales on terms that would be favorable to our shareholders, thereby resulting in meaningful competitive harm. Likewise, we and the Compensation Committee believe that disclosing specific, non-quantitative Corporate Objectives for the year would provide detailed information on business operations and forward looking strategic plans to our customers and competitors that could result in substantial competitive harm.

The Compensation Committee did test the Adjusted Cost Control performance targets by comparing to business plans, past performance, and the impact of cost per ton on the range of pre-tax earnings goals, including the impact under different product-pricing scenarios. Based on these evaluations, the Compensation Committee believes that the range of performance objectives established for 2007 were appropriately difficult to attain. Corporate Objectives are subjective in nature and therefore the degree of difficulty cannot be readily quantified.

Long-Term Incentives. The objectives of our long-term incentives are to reward executives for sustained performance over multiple years while recognizing the potential volatility of industry conditions and limiting the potential for undue windfalls or losses to executives for factors outside of management’s control. In addition, our long-term incentive programs are designed to enhance retention of executives by delaying the vesting of compensation opportunities and to align the long-term interests of executives with shareholders through the use of equity to deliver compensation.

Administrative Process: Long-term incentive awards for senior executives are generally made annually and are based on the executive’s position, experience, performance, prior equity-based compensation awards and competitive equity-based compensation levels. The grant date is the date of the Compensation Committee approval or a later date as set by the Compensation Committee. Grants for new hires or promotions are approved by the Committee at the next regularly scheduled Compensation Committee meeting following the hire or promotion date or in a special meeting, as needed. The grant date for new hire or promotional grants is the date of such approval or such later date as the Compensation Committee determines. We do not time grants to coordinate with the release of material non-public information.

The review of market practices in 2007 indicated that we were approximate to the desired market pay positioning for total compensation, including long-term incentives, for named executive officers. As a result, the Compensation
Committee maintained our grant guidelines for 2007.

Performance Share Program: Performance shares continue to be the primary vehicle used by us to deliver long-term incentives. A performance share is the opportunity to earn a common share based on our performance over a three-year period, with potential funding between 0 percent and 150 percent of the target share grant depending on the level of performance against goals. We use performance shares to reward for shareholder results relative to industry conditions, taking into consideration returns to shareholders as compared to other companies in the steel and mining industries.

Specifically, each executive officer is granted a target number of performance shares at the beginning of each three-year period. TSR for us and our performance peers identified below was historically measured quarterly on a cumulative basis since the beginning of the performance period and we were ranked relative to peers at the end of each quarter. At the end of three years, we calculated the average of these quarterly percentile rankings of TSR performance relative to peers to determine the total performance over the three-year period and the number of shares earned at the end of the period. Funding for performance below threshold is zero percent. An absolute threshold is also provided for Return on Net Asset, which we refer to as RONA, performance. If average RONA is below 12 percent over the three years of the plan, then any payouts will be reduced by 50 percent regardless of relative TSR. RONA is defined as pre-tax income divided by average assets less average current liabilities, excluding short-term debt included in current liabilities, for each year of the plan. The calibration of the pay for performance relationship is as follows:

Performance Level

Performance Factor

Threshold

Target

Maximum

Relative TSR

35th%ile

55th%ile

75th%ile

Payout

50%

100%

150%

Pre-Tax RONA

Calculated payout reduced 50% if RONA is below12% at the end of the three year period(approximately equivalent to the cost of capitalon a pre-tax basis)

On March 12, 2007, the Compensation Committee adopted a new methodology for the calculation of payment of performance shares in connection with the 2007 Incentive Equity Plan, which we refer to as the 2007 ICE Plan. With respect to Performance Shares, a portion of the calculation was based on a cumulative quarter-by-quarter basis calculation of TSR.
Under the 2007 ICE Plan, the quarter-by-quarter portion of the calculation was eliminated, and the calculation is instead based on cumulative TSR between the start and the end of the performance period. The Compensation Committee also gave participants in the prior plan the option of having the old or new methodology apply to their outstanding performance shares for the 2005-2007 and 2006-2008 performance periods. Ms. Brlas and Messrs. Carrabba and Gunning elected to apply the new methodology to their outstanding grants, and Messrs. Calfee, Gallagher and Kummer elected to continue to have the old methodology apply to their outstanding grants. While the total impact of this change cannot be calculated at this time given the 2006-2008 performance period has not been completed; the new methodology resulted in a higher TSR performance factor for 2005-2007 performance shares.

The performance peer group used for the relative performance share plan during the 2007-2009 cycle is as follows:

AK Steel Holding Corp. Algoma Steel Inc. Arch Coal Companhia Vale ADR Freeport-McMoran

Gerdau Ameristeel Corp. IPSCO Inc. Macarthur Coal Nucor Corp. Oxiana Limited

Rio Tinto plc Southern Copper Corp. Steel Dynamics Inc. Teck Cominco Ltd USX-US Steel Group

The peer group currently focuses on steel, metals and commodity mineral mining companies that will be generally affected by the same long-term market conditions as we are. The Compensation Committee evaluates this peer group for each new cycle of the performance share plan and makes adjustments as needed based on changes in the industry makeup and relevance of our specific peers. During a cycle, any peer that is acquired, files for bankruptcy, or otherwise ceases to trade on a major stock exchange will be excluded from the calculation of relative performance for each quarter subsequent to the de-listing event. Beginning with the 2007-2009 grant, the Committee determined that the S&P Metals and Mining ETF total shareholder return would be substituted for the entire performance period for any peer that is acquired, files for bankruptcy, or otherwise ceases to trade on a major stock exchange. To date, the following companies have been excluded from the performance peer group: Algoma Steel Inc. and IPSCO Inc.

In January 2008, the Compensation Committee determined that, for the three-year performance period ended December 31, 2007, we achieved the 75th percentile with respect to our peer group for TSR, a RONA greater than 12 percent, and 100 percent with respect to the accomplishment of strategic objectives. This provided a total performance factor of 175 percent for the 2005-2007 performance period.
However, based on the application of the maximum value cap in place for grants before 2006, the actual payout was reduced to 77 percent of the uncapped value. A payout for such performance period was made in common shares on February 27, 2008 to Messrs. Carrabba, Calfee, Gallagher, Kummer and Gunning with a distribution date of February 27, 2008. The performance share award for the named executive officers for the 2005-2007 performance period is disclosed under the “2007 Option
Exercises and Stock Vested” table in footnotes (4) and (5).

Retention Units: Starting in 2000, the Compensation Committee began granting a part of the performance share grants as retention units. The retention awards included in the LTIP and the 2007 ICE Plan assist us in retaining key executives throughout industry cycles by providing a minimum floor to the long-term incentive opportunity based solely on executives remaining with us. In 2007, the Compensation Committee awarded executive officers 15 percent of their long-term incentive opportunity in the form of retention units. Each retention unit represents the value of one common share and is payable in cash based upon the participant’s continued employment throughout the three-year retention period.

During 2007, the retention units granted on March 8, 2005 to the named executive officers employed on that date vested on December 31, 2007 and were paid out in cash on February 27, 2008, as shown in footnote (5) under the “2007 Option Exercises and Stock Vested Table”. Our closing share price on December 31, 2007 of $100.80 per share was used to determine the value of this payout.

Restricted Share Grants: During 2007, the Compensation Committee did not award any restricted share awards to any of the current named executive officers. Restricted shares awarded to three named executive officers in 2005 vested on December 31, 2007. Mr. Stovash received a grant of 19,000 shares of restricted shares pursuant to the closing of the acquisition of PinnOak Resources, LLC. His restricted shares were originally intended to vest 50 percent two years after date of grant and the remaining three years after date of grant. However, under the circumstances of his termination, Mr. Stovash’s shares vested in November 2007.

Retirement and Deferred Compensation Benefits

Defined Benefit Pension Plan: We maintain a defined benefit pension plan, which we refer to as the Pension Plan, and a supplemental executive retirement program, which we refer to as the SERP and in which all of the named executive officers, except Mr. Stovash, are eligible for participation following one year of service. The Compensation Committee believes that pension benefits are a typical component of total remuneration for employees and executives in industries similar to ours and that providing such benefits is important to delivering a competitive package to retain employees. The objective of the SERP is to provide benefits above the statutory limits for qualified pension plans for highly paid executives.

Savings Plan: Under the Company’s 401(k) plan, executives are eligible to contribute up to 35 percent of base salary. Pre-tax contributions are limited by the annual IRS discrimination testing limits. For the calendar year 2007, employee pre-tax contributions are limited to $15,500. We match 100 percent of employee contributions up to the first 3 percent and 50 percent for the next 2 percent. Additionally, we have a performance-based contribution that can be made annually to the 401(k). The performance-based contribution was established to deliver as much as
10 percent of eligible 401(k) wages into the 401(k) Plan when we meet certain financial performance targets.

Deferred Compensation Plan: Under the
Voluntary Non-Qualified Deferred Compensation Plan, which we refer to as the VNQDC Plan, the named executive officers and other senior management employees are permitted to defer, on a pre-tax basis, up to 50 percent of their base salary, all or a portion of their annual incentive under the EMPI Plan and their share award or cash award that may be payable under the LTIP or the 2007 ICE Plan. The Compensation Committee believes the opportunity to defer compensation is a competitive benefit and addresses the goal of attracting and retaining talent.

Cash awards can be deferred into a cash deferral account or a share unit account. Share awards can only be deferred into share units. Cash deferrals earn interest at the Moody’s Corporate Average Bond Yield rate. Unit deferrals are denominated in our common shares and vary with our share price performance.

In order to encourage share ownership and the alignment of executive interests with shareholder interests, as well as to assist executives in meeting their share ownership guidelines (as discussed below under “Share Ownership Guidelines”), any cash compensation awards deferred into share units are matched with a 25 percent match by us that vests at the end of five years.

Finally, the VNQDC Plan provides that if a participant is entitled to receive a performance-based contribution under the Savings Plan but is limited in the amounts that can be contributed to the Savings Plan by certain Internal Revenue Code limitations, then any such performance-based contributions in excess of the Internal Revenue Code limits are deferred into the VNQDC Plan. These specific cash accounts are not convertible to share units.

Other benefits: Our other benefits and perquisites for senior executives include company paid parking, personal financial services and company paid club memberships. These benefits are disclosed below in the “2007 Summary Compensation Table” under “All Other Compensation” and described in footnote 5.

Supplementary Compensation Policies. We use several additional policies to ensure that the overall compensation structure is aligned with shareholder interests and are competitive with market practices. Specific policies include:

Share Ownership Guidelines: The Board of
Directors adopted share ownership guidelines to ensure that senior executives have a meaningful direct ownership stake in Cleveland-Cliffs and that the interests of executives are thereby aligned with shareholders. The guidelines call for the CEO to own shares equal in value to four-and-a-half (4.5) times annual base salary. Other executives, depending on their level, are required to hold between one-and-a-half (1.5) and two-and-a-half (2.5) times annual base salary in shares.
For awards made after January 1, 2007 under the 2007 ICE Plan, executives are not permitted to sell shares received under the Performance Share Program unless the executive is in compliance with the ownership guidelines, except as may be necessary to pay income taxes. An officer’s direct ownership of shares, including restricted shares and share units held in the VNQDC Plan, count toward meeting the share ownership guidelines.

Severance and Change in Control Agreements:  We have entered into severance agreements with all of the named executive officers that provide for certain payments upon termination following a change in control. The Compensation Committee believes that such agreements support the goals of attracting and retaining highly talented individuals by clarifying the terms of employment and reducing the risks to the executive in situations where the executive believes that Cleveland-Cliffs may undergo a merger or be acquired. In addition, the Compensation Committee believes that such agreements align the interests of executives with the interests of shareholders if a qualified offer to acquire us is made, in that each of the named executive officers would likely be aware of or involved in any such negotiation and it is to the benefit of shareholders to have the executives negotiating in the shareholder’s best interests without regard to the executive officer’s personal financial interests.

The agreements generally provide for
the following change-in-control provisions (see accompanying narrative below for more details):

•

Automatic vesting of unvested equity incentives upon change-in-control

•

  Two (2) – three (3) times annual base salary and target annual incentive as severance upon termination following a change in control, and continuation of welfare benefits between two to three years

•

Full tax gross-up payments on any excise taxes imposed upon any change in control payments

•

Non-compete, confidentiality and non-solicitation provisions for executives who receive severance payments following a change in control

Exchange Act Rule 10b5-1 Plans: Mr. Calfee has entered into a Rule 10b5-1 Trading Plan with a third-party broker. The objective of this plan is to allow the executive who may otherwise be subject to

trading restrictions due to potential insider knowledge of Cleveland-Cliffs to sell a specified number of shares on specified dates and at specified prices without regard to whether there is a trading blackout in effect. By entering into a plan in advance with a third-party broker and by eliminating the personal ability to time the sales of common shares, executives with such plans can legally sell shares without running the risk of violating insider trading rules.

Our General Counsel was duly notified when Mr. Calfee entered into such a Plan. The
Compensation Committee believes that such plans are fair and reasonable for executives who have met the share ownership guidelines and does not have any policy or practice to restrict named executive officers from entering into such arrangements.

Other Material Tax and Accounting Implications: Section 162(m) of the Internal Revenue Code limits the deductibility of certain executive compensation in excess of $1 million. The aggregate combination of distributions from the EMPI Plan, LTIP, vesting of restricted shares, and dividends on restricted shares has caused, with respect to 2007, the $1 million limit to be exceeded with respect to five of the named executive officers, and will cause the $1 million limit to be exceeded in subsequent years with respect to one or more of the named executive officers. In 2007, our shareholders approved the EMPI Plan, and the 2007
ICE Plan, which replaced the predecessor plans. Performance based compensation under the EMPI Plan and the 2007 ICE Plan will be exempt from the $1 million limit. Even with the adoption of these new plans, retention units and restricted share grants will still not qualify as performance based compensation and thus will be excluded from the calculation of the $1 million limit.

Summary Compensation Table

The following table sets forth the compensation earned by the named executive officers for services rendered to us and our subsidiaries for the fiscal year ended December 31, 2007. The table discloses compensation information for the CEO, Joseph A. Carrabba, the CFO, Laurie Brlas, the other three highest paid employees on December 31, 2007, William R. Calfee, Donald J. Gallagher
and Randy Kummer, and Messrs. David Gunning and Ronald Stovash, former Vice Chairman and former CEO and President of PinnOak Resources, LLC, respectively, who would have been one of the three highest paid other employees but for their termination of employment during 2007. We collectively refer to these individuals as our named executive officers.

This table discloses in column (c) the
salary of each named executive officer. “Salary” under column (c) includes base salary before salary reduction contributions to Benefits Choice Plan, which provides health, life and disability benefits, salary reduction contributions to our Savings Plan and salary reduction contributions to our VNQDC Plan. The VNQDC Plan is described more fully in the “Compensation Discussion and Analysis” section above.

Column (d) of the table, “Bonus” discloses non-incentive special payments to certain executives whether such payments were designated bonus or not.
Such payments include payments in 2006 to Mr. Calfee in cash of 50 percent of the award he would otherwise have received as restricted shares under the Cleveland-Cliffs Inc 1992 Incentive Equity Plan, which we refer to as the 1992 ICE Plan.
Since the restricted share agreements do not forfeit the restricted shares of employees who retire, Mr. Calfee, who is retirement eligible, was taxed on the value of the restricted shares on the date of grant. The payment of 50 percent of his award in cash was intended to assist him in paying the taxes on the restricted shares award. Column (d) also includes a special signing bonus and guaranteed bonus payable to Ms. Brlas who was employed as our CFO on December 11, 2006.
Amounts payable to the named executive officers under our annual bonus program, the EMPI Plan, are not shown in column (d) but are instead shown under column (f), “Non-Equity Incentive Plan Compensation.”

Column (e) of the table, “Stock Awards,” reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 and December 31, 2006 in accordance with SFAS 123R of performance shares held by the named executive officers. Performance shares vest and become payable at the end of a three-year performance period. The performance share grants are described more fully in the “Compensation Discussion and Analysis” section above.

Column (e) of the table, “Stock Awards,” also reflects an amount under SFAS 123R relating to retention units granted to the named executive officers under our LTIP or 2007 ICE Plan. The retention units are measured by the value of our common shares but are payable in cash rather than common shares. Such retention units vest and become payable at the end of the third year in the three-year period that includes the date of grant. The retention units are described more fully in the “Compensation Discussion and Analysis” section above.

In addition, column (e) of the table, “Stock Awards,”
reflects the amount under SFAS 123R relating to restricted shares held by the named executive officers under our 1992 ICE Plan. The restricted shares normally vest and the restrictions lapse at the end of the third year in the three-year period that includes the date of grant. The restricted share awards are described more fully in the “Compensation Discussion and Analysis” section above.

As noted above, column (f), “Non-equity Incentive Plan Compensation,” includes amounts payable to the named executive officers under our annual bonus program, the EMPI Plan. The EMPI Plan is described more fully in the
“Compensation Discussion and Analysis” section above. Column (f) also includes the amount of performance based contribution credited to the accounts of the named executive officers under our Savings Plan and our VNQDC Plan for 2007 and 2006. Such performance based contribution is made on behalf of all salaried employees and is equal to 10 percent of 401(k) eligible wages for all salaried employees for 2007 and 2006. To the extent that such contribution caused the total contributions to the Savings Plan to exceed certain Internal Revenue Code limitations, the balance of the contribution was credited to the accounts of the named executive officers under the VNQDC Plan.

Column (g) of the table, “Change in Pension Value and Nonqualified Deferred Compensation Earnings,” includes accruals under our Pension Plan and our
SERP. The Pension Plan and SERP are described more fully in the “Compensation Discussion and Analysis” section above and before the Pension Benefits tables below.

Column (h) of the table, “All Other Compensation,” shows the combined value of the named executive officers’ perquisites. These perquisites include payments by us for parking, financial services and club memberships. Column (h) also includes matching contributions to the Savings Plan and the VNQDC Plan. Other benefits are described more fully in the “Compensation Discussion and Analysis” section above and before the Pension Benefits tables below.

2007 Summary Compensation Table

Name (a)

Year (b)

Salary ($) (1) (c)

Bonus ($) (d)

Stock Awards ($) (1) (2) (e)

Non-Equity Incentive Plan Compen- sation ($) (1) (3) (f)

Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4) (g)

All Other Comp. ($) (5) (h)

Total ($) (i)

Joseph A. Carrabba

2007

675,000
(6)

—

2,105,673

1,089,206

159,936

63,280

4,093,094

President and Chief Executive Officer

2006

520,833
(6)

—

909,353

752,083

125,300

106,382

2,413,951

Laurie Brlas

2007

376,250
(6)

—

482,586

404,825

32,225

29,361

1,325,247

Executive Vice President and Chief Financial Officer

2006

22,228
(6)

399,700
(7)

27,383

2,222

—

502

452,034

Donald J. Gallagher

2007

389,250
(6)

—

955,825

419,952

513,938

114,529

2,393,494

President North American Iron Ore

2006

339,583
(6)

—

602,877

349,167

618,900

31,594

1,942,121

William R. Calfee

2007

344,750
(6)

—

687,210

371,715

512,590

70,168

1,986,433

Executive Vice President-Commercial North American Iron Ore

2006

331,750
(6)

375,000
(8)

1,107,084

318,175

528,700

46,513

2,707,222

Randy L. Kummer

2007

259,750
(6)

—

754,437

237,998

49,047

28,607

1,329,840

Senior Vice President, Human Resources

2006

244,750
(6)

—

791,053

199,475

34,900

18,150

1,288,328

Ronald G. Stovash

(9)

2007

348,718

—

1,316,130

—

—

1,129,521

2,794,369

Former CEO and President, PinnOak Resources Ltd.

David H. Gunning

2007

184,083
(6)

—

715,847

200,856

193,571
(10)

615,532
(11)

1,909,889

Former Vice Chairman of the Board

2006

426,250
(6)

—

1,564,430

397,625

313,800

20,522

2,722,627

(1)
Columns (c), (e) and (f) reflect the salary, equity compensation and non-equity incentive compensation of each named executive officer, respectively, before pre-tax reductions for contributions to the Savings Plan and/or the VNQDC Plan. Amounts by which salary, equity compensation and non-equity incentive compensation were reduced in 2007 pursuant to the named executive officers’ elections to make contributions to the
VNQDC Plan appear in column (b) of the “2007 Nonqualified Deferred Compensation” table below.

(2)
The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and December 31, 2006, in accordance with SFAS 123R, of awards of restricted shares, performance shares and retention units, and thus includes amounts from awards granted in and prior to 2006 and 2007. For additional information, refer to note 11 to our financial statements in Item 8 of the Form 10-K. These types of awards are discussed in further detail in the “Compensation Discussion and Analysis” section above under the headings “Performance Share Program,” “Retention Units” and “Restricted
Stock Grants.” See the “2007 Grants of Plan-Based Awards” table for more detail on the awards of restricted shares, retention units and performance shares. Please note that the amounts shown in column (e) for 2006 differ from the amounts shown in column (e) of last year's Summary of Compensation Table because the amounts shown last year were the value of such awards on the dated granted in 2006 rather than the amounts recognized for financial statement reporting purposes.

(3)
The amounts in column (f) reflect the sum of (i) incentive bonus awards that were earned in 2007 and 2006 under the EMPI and MPI Plan, which is discussed in further detail in the
“Compensation Discussion and Analysis” section above under the heading “Annual Incentive Plan,” and were paid in cash to the named executive officers on February 22, 2008 and February 13, 2007, and (ii) amounts allocated to the named executive officers as performance-based contributions under the Savings Plan, which equaled in 2007 and 2006 for all the participants under the Savings Plan 10 percent of their 401(k) eligible wages. To the extent that such performance-based contributions exceeded Internal Revenue Code limits for a qualified profit sharing plan, they were credited to the accounts of the executives under the VNQDC Plan. The amounts of the incentive bonus for 2007 for the named executive officers were:
Carrabba-$1,021,706; Brlas-$367,200; Gallagher-$381,0279; Calfee-$370,314; Kummer-$212,023 and Gunning-$182,448. The amounts representing the performance-based contributions for 2007 under the Savings Plan and/or the VNQDC Plan for the named executive officers are: Carrabba-$67,500; Brlas-$37,625; Gallagher-$38,925; Calfee-$34,475; Kummer-$25,975 and Gunning-$18,408. The amounts of the incentive bonus for 2006 for the named executive officers were: Carrabba-$700,000; Gallagher-$315,000;
Calfee-$285,000; Kummer-$175,000 and Gunning-$355,000; . The amounts representing the performance-based contributions for 2006 under the Savings Plan and/or the VNQDC Plan for the named executive officers are: Carrabba-$52,083; Brlas-$2,222;
Calfee-$33,175; Gallagher-$34,167; Kummer-$24,475 and Gunning-$42,625.

(4)

The amounts in column (g) reflect the actuarial increase in the present value of the named executive office’s benefits under the Pension Plan and the SERP, both of which are discussed in further detail in the “Compensation Discussion and Analysis” section above under the heading “Defined Benefit Pension Plan,” determined using interest rate and mortality assumptions consistent with those used in our financial statements and may include amounts that the named executive officer is not currently entitled to receive because his or her benefits are not fully vested. The increase in the value of the benefits in 2007 of the named executive officers under the Pension Plan were: Carrabba-$159,700; Brlas-$32,200; Gallagher-$513,800; Calfee-$512,200 and
Kummer-$49,000. The increase in the value of the benefits of the named executive officers under the SERP in 2007 were zero for each Named Executive Officer. Laurie Brlas and Ronald Stovash were not eligible for pension or SERP benefits in 2007. The increase in the value of the benefits in 2006 of the named executive officers under the Pension Plan were: Carrabba-$15,900; Gallagher-$180,200; Calfee-$42,200; Kummer-$34,900 and Gunning-$96,600. The amounts for above market interest in column (g)
on deferred compensation in 2007 were: Carrabba-$235; Brlas-$25; Gallagher-$138; Calfee-$390; Kummer-$47 and Gunning-$47. No amounts are included in column (g) representing above market interest on deferred compensation in 2006.

(5)
The amounts in column (h) reflect the combined value of the named executive officer’s perquisites attributable to our paid parking, financial services, club memberships, restricted stock dividends, matching contributions made by and on behalf of the executives under the Saving Plan and the VNQDC Plan.

The following table
summarizes perquisites in 2006 and 2007.

Paid Parking ($)

Financial Svcs. ($) (a)

Club Member- ships ($)

Savings Plan Matching Contributions ($)

VNQDC Plan Matching Contributions ($)

Restricted Stock Dividends ($)

Other ($) (b)

Total ($)

Joseph A. Carrabba

2007

2,520

8,093

9,815

7,313

19,688

15,853

—

63,280

2006

2,328

3,700

67,539

7,431

12,702

13,441

—

107,141

Laurie Brlas

2007

2,520

10,000

1,792

9,000

6,050

—

—

29,361

2006

308

—

—

—

—

—

—

308

Donald J. Gallagher

2007

2,520

11,238

76,918

9,000

5,220

9,634

—

114,529

2006

2,328

7,596

4,595

8,800

—

10,008

—

33,327

William R. Calfee

2007

2,520

7,457

46,401

8,570

5,220

—

—

70,168

2006

2,328

7,200

17,815

8,800

3,633

—

—

39,776

Randy L. Kummer

2007

2,520

4,045

—

8,400

—

13,642

—

28,607

2006

2,328

—

—

8,400

—

11,448

—

22,176

Ronald G. Stovash

2007

—

—

110,496

—

—

2,375

1,016,650

1,129,521

2006

David H. Gunning

2007

1,050

—

1,378

7,363

—

5,741

600,000

615,532

2006

2,328

—

2,660

7,685

—

22,224

—

34,897

(a)
Includes tax gross up on financial services paid for Messrs. Carrabba-$184; Gallagher-$293 and Calfee-$287.

(b)
Other Compensation for Mr. Stovash includes $520 payment as a result of waiving medical benefits, $1,1008,130 separation payment and $8,000 vehicle allowance. Other Compensation for Mr.
Gunning includes $600,000 paid to him as a consulting fee for serving as the Company's representative on the Board of Directors of Portman Ltd. and keeping current management apprised of developments relating to Portman Ltd.

(6)
The salary of the named executive officers includes their base salary before salary reductions for the Benefits Choice Plan, the Savings Plan, and the VNQDC Plan. The 2007 401(k) salary deferrals of the named executive officers were: Carrabba-$7,875; Brlas-$11,250; Gallagher-$11,250; Calfee-$15,500; Kummer-$15,500; Stovash-$15,500 and Gunning-$13,806. The 2007 catch-up 401(k) salary deferrals for the named executive officers were:
Carrabba-$4,800; Brlas-$4,800; Gallagher-$5,000; Calfee-$5,000; Kummer-$5,000; Stovash-$5,000 and Gunning-$5,000. The 2006 401(k) salary deferrals of the named executive officers were: Carrabba-$8,263; Gallagher-$11,000; Calfee-$14,300;
Kummer-$15,000 and Gunning-$8,770. The 2006 catch-up 401(k) salary deferrals for the named executive officers were: Carrabba-$4,800; Calfee-$4,991; Gallagher-$5,000; Kummer-$5,000 and Gunning-$5,000.The pre-tax contributions for the compensation earned in 2007 and deferred into the VNQDC Plan on behalf of the named executive officers were: Carrabba-$33,750; Brlas-$26,337 and Calfee-$34,475 . For 2006, the amounts were: Carrabba-$36,667; Gallagher-$45,000 and Calfee-$11,611.

(7)
The amount shown in column (d) for Ms Brlas reflects a signing bonus of $115,000 plus a MPI Plan bonus of $284,700. The MPI Plan bonus was intended to compensate her for the loss of a bonus from her prior employment.

(8)
Upon the granting of restricted shares on May 8, 2006, certain executives were then eligible to retire without forfeiting the restricted shares, thereby resulting in the restricted share being taxable to the executive immediately rather than when the restrictions lapsed. For such executives, it was determined to pay an amount in cash in lieu of half of the restricted shares that would otherwise be granted to the executive. Such cash would provide the executives with sufficient funds to pay federal, state and local income taxes on the total value of the restricted shares and the cash payment. The amounts in column (d) for Mr. Calfee reflect the cash paid, in lieu of one-half of the restricted shares which would otherwise been granted to them.

(9)
Mr. Stovash became employed with the Company upon the acquisition of PinnOak Resources LLC on July 31, 2007 and was terminated from the Company effective November 5, 2007.

(10)
The lump sum present value of the benefits of Mr. Gunning accrued under the SERP ($537,043) were paid to him upon his retirement on June 1, 2007.

(11)
Mr. Gunning retired from the Company on June 1, 2007 after 7 years of service. Upon his retirement, he entered into a consulting agreement with the Company to perform certain services on behalf of the Company including serving as the Company's representative on the Board of Portman Ltd. The consulting agreement provides that Mr. Gunning will be paid a one-time fee of $600,000 for his services on behalf of the Company. Such consulting payments are in addition to any pension benefits and SERP benefits he accrued while he was an employee of the Company. As a consultant Mr. Gunning is not entitled to receive any benefits other than the payment of the consulting fee and the payment of reasonable travel and other expenses.

Grants Of Plan Based Awards

This table discloses in columns (d), (e) and (f) the potential payouts at the Threshold, Target and Maximum levels of the awards under the EMPI Plan for 2007. See the “Compensation Discussion and Analysis” section above for a description of the EMPI Plan. As is shown in footnotes (3) and (8) to the “2007 Summary Compensation Table”, the actual payouts for the named executive officers were: Carrabba—$1,021,706; Brlas—$367,200;
Gallagher—$381,027; Calfee—$337,240; Kummer—$212,023; Gunning—$182,448 and Stovash—$0.

This table also shows in columns
(g), (h) and (i) the potential payouts at the Threshold, Target and Maximum levels of the 2007 performance share awards under the 2007 ICE Plan. Such performance shares are for a three-year period ending December 31, 2009.

The table also shows in columns (j) and (k) the actual numbers of awards granted and the grant date fair value of (1) restricted share awards under our 1992 ICE Plan and 2007 ICE Plan and (2) retention units under our LTIP and 2007 ICE Plan. The 2007 restricted shares awarded to Mr. Stovash vested on November 5, 2007 upon his termination. The 2007 retention units, granted to all named executive officers excluding Mr. Stovash, will vest at the end of a three-year period ending December 31, 2008.

Grants of
Plan-Based Awards

Name (a)

Grant Date (b)

Committee Date (c)

Estimated Future Payouts under Non-Equity Incentive Plan Awards (EMPI) ($) (1)

Estimated Future Payout(s) under Equity Incentive Plan Awards (Perf Shares) (2)

All Other Stock: Restricted Stock & Retention Units (j)

Grant Date Fair Market Value of Stock Awards ($) (k)

Threshold (d)

Target (e)

Maximum (f)

Threshold (g)

Target (h)

Maximum (i)

Joseph A. Carrabba

3/27/2007

3/27/2007

350,000

700,000

1,400,000

3/13/2007

3/12/2007

15,725

31,450

47,175

5,550

2,085,690

Laurie Brlas

3/27/2007

3/27/2007

114,000

239,148

478,296

3/13/2007

3/12/2007

5,100

10,200

15,300

1,800

676,440

Donald J. Gallagher

3/27/2007

3/27/2007

118,200

248,220

496,440

3/13/2007

3/12/2007

5,313

10,625

15,938

1,875

704,625

William R. Calfee

3/27/2007

3/27/2007

104,400

219,492

438,984

3/13/2007

3/12/2007

2,805

5,610

8,415

990

372,042

Randy L. Kummer

3/27/2007

3/27/2007

65,750

138,075

276,150

3/13/2007

3/12/2007

2,763

5,525

8,288

975

366,405

Ronald G. Stovash

2/22/2007

2/22/2007

—

560,000

560,000

7/31/2007

7/31/2007

n/a

n/a

n/a

19,000

1,316,130
(3)

David H. Gunning

3/27/2007

3/27/2007

79,100

118,755

237,510
(4)

3/13/2007

3/12/2007

7,353

14,705

22,058

2,595

200,777
(4)

(1)
Except as otherwise indicated, the amounts in column (d) reflect the threshold payment level under the EMPI plan, which is 25 percent of the target amount shown in column (f). The amount shown in column (e) is 50 percent of the amount shown in column (f). These amounts are based on the individual's current salary and position. Mr. Stovash's target annual incentive was 80% of base salary and ranged from 0%—140% of target.

(2)
The amounts in column (g) reflect the threshold payout level of performance shares under the 2007 ICE Plan, which is 50 percent of the target amount shown in column (h). The amount shown in column (i) is 150 percent of such target amount.

(3)
Mr. Stovash was granted restricted stock pursuant to his employment with Cleveland-Cliffs Inc. in connection with the acquisition of PinnOak Resources Ltd.

(4)
Mr. Gunning's EMPI bonus, performance share and retention unit awards are pro-rated for his retirement in 2007.

Outstanding Equity Awards At Fiscal Year-End

The following table shows in columns (b) and (c) the actual
numbers of shares, and the fair market value of all (1) unvested restricted share awards under our 1992 ICE Plan and (2) unvested retention units under our LTIP or 2007 ICE Plan outstanding on December 31, 2007. The fair market value of each restricted share and retention unit on December 31, 2007 was $100.80.

The table also shows in columns (d) and (e), for the named executive officers, the actual numbers of performance shares and the fair market value as of December 31, 2007 of all unvested and unearned performance shares assuming a market value of $100.80 per share (the closing market price of our common shares on December 31, 2007) and assumes that the performance shares pay off at the target level.

2007 Outstanding Equity Awards At Fiscal Year-End Table(1)

Name (a)

Number of Shares or Units of Stock That Have Not Vested (b) (2)

Market Value of Shares or Units of Stock That Have Not Vested ($) (c)

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (d)

Equity Incentive Plan Awards: Market Value of Payout of Unearned Shares, Units or Other Rights That
Have Not Vested ($) (e)

Joseph A. Carrabba

2,533
(3)

255,326

27,906
(4)

2,812,925

2,490
(5)

250,992

14,110
(6)

1,422,288

2,490
(7)

250,992

14,110
(7)

1,422,288

5,550
(8)

559,440

31,450
(9)

3,170,160

Laurie Brlas

1,200
(10)

120,960

6,800
(10)

685,440

1,800
(8)

181,440

10,200
(9)

1,028,160

Donald J. Gallagher

17,442
(4)

1,758,154

1,260
(5)

127,008

7,140
(6)

719,712

1,875
(8)

189,000

10,625
(9)

1,071,000

William R. Calfee

8,720
(4)

878,976

1,170
(5)

117,936

6,630
(6)

668,304

990
(8)

99,792

5,610
(9)

565,488

Randy L. Kummer

15,116
(4)

1,523,693

4,760
(6)

479,808

840
(5)

84,672

5,525
(9)

556,920

975
(8)

98,280

Ronald G. Stovash(11)

—

—

—

—

David H. Gunning

1,830
(5)

184,464

10,370
(6)

1,045,296

2,595
(8)

261,576

14,705
(9)

1,482,264

(1)
Normally, outstanding options would be listed on this table. There are no outstanding stock options for any named executive officers.

(2)
The amounts shown in this column reflect the number of unvested restricted shares granted under the ICE Plan and the number of retention units under the LTIP or 2007 ICE Plan. Unless otherwise indicated, all of these awards vest on the last day of the second year following the year in which the award was granted.

(3)
These restricted shares were granted on May 22, 2005 on the hiring of Mr. Carrabba. They vest on May 23, 2008.

(4)
These restricted shares were granted on March 14, 2006. They vest on March 14, 2009. The shares granted to Mr. Gunning became non-forfeitable upon his retirement. Restrictions were removed on
50 percent of the shares to satisfy the tax obligation.

(5)
This represents a grant of retention units for the 2006 – 2008 performance period.

(6)
This represents a performance share grant for the 2006 – 2008 performance period.

(7)
This represents additional performance shares (14,110) and retention units (2,490) for the 2006 – 2008 performance 2006 upon becoming period granted to Mr. Carrabba on September 1, 2006 upon becoming CEO.

(8)
This represents a grant of retention units for the 2007 – 2009 performance period.

(9)
This represents a performance share grant for the 2007 – 2009 performance period.

(10)
This represents performance shares (6,800) and retention units (1,200) for the 2006 – 2008 performance period granted to Ms. Brlas on December 11, 2006 upon becoming CFO.

(11)
Mr. Stovash does not have any outstanding equity as of December 31, 2007.

Option Exercises and Stock Vested

The following table in columns (b) and (c) sets forth certain information regarding performance shares, retention units and restricted share awards that vested during 2007 for the persons named in the “2007 Summary
Compensation Table” above based on the applicable fair market value. None of our named executive officers had stock options during the fiscal year ended December 31, 2007 and thus could not exercise them.

2007 Option Exercises And Stock Vested

Stock Awards

Name (a)

Number of Shares Acquired on Vesting (b)

Value Realized on Vesting ($) (c) (1)

Joseph A. Carrabba(2)

2,533
(3)

186,479

8,701
(4)

1,042,032

1,140
(5)

114,912

Laurie Brlas(2)

—

—

Donald J. Gallagher

7,300
(6)

527,571

9,388
(4)

1,124,307

1,230
(5)

123,984

William R. Calfee

9,388
(4)

1,124,307

1,230
(5)

123,984

Randy L. Kummer

12,168
(7)

1,226,534

6,640
(4)

795,206

870
(5)

87,696

Ronald G. Stovash(2)

19,000
(8)

1,609,490

David H. Gunning

25,000
(9)

1,435,250

20,930
(10)

1,803,747

12,544
(4)

1,502,269

1,643
(5)

165,614

(1)
The value realized shown in column (c) is computed by multiplying the number of restricted shares, performance shares and retention units by the closing price of a common share on the date of vesting. Except as otherwise noted, all awards vested on December 31, 2007. The closing price of a common share on December 31, 2007 was $100.80.

(2)
The executive did not participate in the LTIP for the 2004-2006 performance period.

(3)
The restricted shares were granted on May 23, 2005. They vested on May 23, 2007 with a fair market value of $73.62.

(4)
This represents a performance share award granted on March 8, 2005 for the 2005-2007 performance period paid out to participants on February 26, 2008 at a fair market value of $119.76 per share on February 22, 2007. The performance shares would have been, based on the performance criteria, paid out at 175 percent. However, because the maximum cap on payments, they were actually paid at 77 percent of the uncapped value.

(5)
This represents an award of retention units under the LTIP paid out to participants for the 2005-2007 performance period.

(6)
Pursuant to Mr. Gallagher's restricted stock agreement, the shares became non-forfeitable upon his retirement eligibility. The shares vested on May 4, 2007 with a fair market value of $72.27.

(7)
The restricted shares were granted on March 8, 2005. They vested on December 31, 2007 with a fair market value of $100.80.

(8)
The restricted shares were granted on July 31, 2007. Pursuant to provisions in Mr. Stovash's restricted stock agreement, the shares vested on November 5, 2007 with a fair market value of
$84.71 upon his involuntary termination without cause.

(9)
The restricted shares were granted on March 10, 2003. They vested on March 12, 2007 with a fair market value of $57.41.

(10)
The restricted shares were granted on March 14, 2006. Mr. Gunning retired from the Company on June 1, 2007. The grant became non-forfeitable upon his retirement. Restrictions were removed on
50 percent of the shares to satisfy the tax obligation. The balance of the shares will be released on March 14, 2009. The restricted shares were granted on July 31, 2007. Pursuant to provisions in Mr. Stovash's restricted stock agreement, the shares vested on November 5, 2007 with a fair market value of $84.71 upon his involuntary termination without cause.

Pension Benefits

The table below shows the present value of accumulated benefits payable to the each named executive officer, except Mr. Stovash, and the number of years of service credited to each such named executive officer under the Pension Plan and the SERP. The calculation was determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.

The Pension Plan provides participants, including the named executive officers, with the greater of:

(a)
the sum of:

(1)
For service with us through June 30, 2008, his or her accrued benefit under the plan’s Final Average Pay Formula described below; and

(2)
For service with us after June 30, 2008, his or her cash balance credits and interest under the Cash Balance Formula described below; or

(b)
the sum of:

(1)
For service with us through June 30, 2003, his or her accrued benefit under the Final Average Pay Formula described below; and

(2)
For service with us after June 30, 2003, his or her cash balance credits and interest after June 30, 2003 under the Cash Balance Formula described below.

The Final Average Pay Formula provides a benefit that is generally based on a 1.65 percent pension formula. For each year of service up to June 30, 2003 or
June 30, 2008, as the case may be, the plan provides 1.65 percent of Average Monthly Compensation. Average Monthly Compensation is defined as the average annual compensation earned during the 60 consecutive months providing the highest such average during the last 120 months preceding the applicable date. The benefit is subject to an offset of 50 percent of Social Security benefits through the applicable date. Benefits are payable as an annuity, unreduced for early commencement, upon the attainment of normal retirement at age 65, or at 30 years of service. Benefits are payable as an annuity reduced for early commencement upon the attainment of age 55 with 15 years of service.

The Cash Balance Formula provides a benefit payable at any time equal to the value of a notional cash balance account. For each calendar quarter, after the applicable date a credit is made to the account equal to a percentage of his or her pay ranging from four percent to ten percent based upon his or her age and service with transitional pay credits up to 13 percent during the transition period from
June 30, 2003 to June 30, 2008. Interest is credited to the account balance on a quarterly basis. At retirement or termination of employment, the accumulated account balance can be paid as either a lump sum or actuarially equivalent annuity.

The compensation used to determine benefits under our Pension Plan is the sum of salary and annual incentive compensation paid under the
EMPI Plan to a participant during a calendar year. Pensionable earnings for each of our named executive officers during 2007 include the amount shown for 2007 in column (c) of the “2007 Summary Compensation Table” above, plus the amount of incentive compensation earned in 2006 and paid in 2007.

The SERP generally provides the named executive officers with the benefits which would have been payable under the
Pension Plan if certain Internal Revenue Code limitations did not apply to the Pension Plan. The SERP was amended effective for 2006 and future accruals, to eliminate the annual payments and to provide that SERP accruals will be paid at retirement.
The SERP provides for accruals to be paid out at retirement.

Pension Benefits

Name (a) (1)

Plan Name (b)

Number of Years Credited Service (#) (c)

Present Value of Accumulated Benefit ($) (d) (2)

Payments During Last Fiscal Year ($) (e)

Joseph A. Carrabba

Salaried Pension Plan

2.7

39,100

—

Supplemental Retirement Benefit Plan

2.7

999,400

—

Laurie Brlas

Salaried Pension Plan

1.1

11,500

—

Supplemental Retirement Benefit Plan

1.1

20,700

—

Donald J. Gallagher

Salaried Pension Plan

26.4

731,200

—

Supplemental Retirement Benefit Plan

26.4

815,800

—

Willam R. Calfee

Salaried Pension Plan

35.5

1,263,300

—

Supplemental Retirement Benefit Plan

35.5

923,000

—

Randy L. Kummer

Salaried Pension Plan

7.3

88,700

—

Supplemental Retirement Benefit Plan

7.3

63,000

—

David H. Gunning

Salaried Pension Plan

6.2

190,900

—

Supplemental Retirement Benefit Plan

6.2

533,824

—

(1)
Mr. Stovash was not eligible to participate in nonqualified deferred compensation.

(2)
The present value of accrued benefits were calculated using a 6.00 percent discount rate, the assumption that the executive would receive the benefits at age 65 unless he or she is entitled to an unreduced benefit at an earlier age, and using the RP2000 mortality table.

Nonqualified Deferred Compensation

Pursuant to our VNQDC Plan, the named executive officers are permitted to defer, on a pre-tax basis, up to 50 percent of their base salary, all or a portion of their annual incentive under the EMPI Plan, and their stock award or cash award which may be payable under the LTIP. Cash compensation awards deferred into stock units will be matched with a 25 percent match by us.

Cash deferrals earn interest at the Moody’s Corporate Average Bond Yield rate. Stock awards, which can only be deferred into stock units, are denominated in our common shares and vary with our share price performance.

Additionally, the VNQDC Plan provides that if a participant is entitled to receive a discretionary performance based contribution under the Savings Plan but is limited in the amounts which can be contributed to the Savings Plan by certain Internal Revenue Code limitations, then the balance of such performance based contribution will be credited to the participant’s account under the VNQDC Plan. Similarly, if a named executive officer’s salary reduction contributions to the Savings Plan are limited by Internal Revenue Code limitations, the amount that exceeds the limit will be credited to the executive’s account under the VNQDC Plan together with the Company match he or she would have had under the Savings Plan.

This table discloses in column (b), “Executive Contributions in Last Fiscal Year,” the contributions by each named executive officer to the VNQDC Plan. The contributions include pre-tax contributions of salary, pre-tax contributions of incentive bonuses, pre-tax contributions of stock awards, and pre-tax contributions of cash awards.

Column (c) of the Table, “Registrant Contributions in Last Fiscal Year,” includes matching contributions we made of behalf of the named executive officers to the VNQDC Plan and performance-based contributions authorized under the Savings Plan that were credited to the VNQDC Plan.

Column (d) of the Table, “Aggregate Earnings in Last Fiscal Year,” includes interest earned on cash deferrals and dividends earned on deferred shares.

2007 Nonqualified Deferred Compensation

(a)

(b)

(c)

(d)

(e)

(f)

Name

Executive Contributions in Last Fiscal Year ($) (1)

Registrant Contributions in Last Fiscal Year ($) (2)

Aggregate Earnings in Last Fiscal Year ($) (3)

Aggregate Withdrawals / Distributions ($)

Aggregate Balance at Last Fiscal Year-End ($) (4)

Joseph A. Carrabba

68,750

43,465

9,369

—

201,840

Laurie Brlas

26,337

6,050

842

—

33,332

Donald J. Gallagher

—

9,967

2,536,862

—

4,990,338

William R. Calfee

34,475

17,495

1,077,551

—

2,387,695

Randy L. Kummer

—

19,675

2,422

—

45,870

Ronald G. Stovash

(5
)

—

—

—

—

—

David H. Gunning

—

15,080

3,005

61,704

—

(1)
The amounts in column (b) represents pre-tax contributions of salary, incentive bonuses, and performance share and retention unit awards to the VNQDC Plan by the named executive officers.

(2)
The amounts in column (c) reflect the sum of (i) our matching contributions made on behalf of the named executive officers to the VNQDC Plan, and (ii) performance-based contributions authorized under the Savings Plan but that were credited to the VNQDC Plan. The matching contributions for the named executive officers were: Carrabba-$19,688; Brlas-$6,050 and Calfee-$5,220. The performance-based contributions to the VNQDC for the named executive officers were: Carrabba-$23,777; Gallagher-$9,967; Calfee-$12,275; Kummer-$19,675 and Gunning-$15,080.

(3)
The amounts in column (d) reflect the sum of (i) interest earned on cash deferrals, (ii) dividends earned on deferred shares, and (iii) the increase (or decrease) in the value of deferred common shares held in the participant’s account from January 1, 2007 through December 31, 2007. The interest earned by the named executive officers was: Carrabba-$9,370; Brlas-$842; Gallagher-$7,623; Calfee-$21,350; Kummer-$2,422 and
Gunning-$3,005. The dividends earned by the were: Gallagher-$22,399 and Calfee-$9,892. A portion of dividends was reinvested into deferred common shares. The change in valuation of the deferred common shares for Messrs. Gallagher and Calfee was
$2,506,840 and $1,046,310, respectively.

(4)
Mr. Gallagher’s aggregate balance includes 48,178 deferred common shares and Mr. Calfee’s aggregate balance includes 19,900 deferred common shares. Our common shares had a closing market price of $100.80 on December 31, 2007.

(5)
Mr. Stovash was not eligible to participate in nonqualified deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Tables below reflect the compensation payable to each of the current named executive officers in the event of termination of such executive’s employment under a variety of different circumstances including the named executive officer’s voluntary termination, involuntary not-for-cause termination, and termination following a change of control. The amounts shown assume in all cases that such termination was effective as of December 31, 2007. All amounts shown are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon All Terminations

If a named executive officer’s employment terminates, he is entitled to receive certain amounts earned during his or her term of employment no matter the cause of termination. Such amounts include:

•

Salary through the date of termination;

•

Unused vacation pay;

•

  Accrued and vested benefits under our Pension Plan, SERP, our Salaried Employees Supplemental Retirement Savings Plan (“Savings Plan”), and VNQDC Plan;

•

Undistributed Performance Shares and unpaid Retention Units for periods which have been completed; and

•

Restricted Shares where the restrictions have lapsed.

Additional
Payments Upon Involuntary Termination Without Cause

In the event that a named executive officer is terminated involuntarily without cause, he would typically receive the following additional payments or benefits in the sole discretionary judgment of the Compensation Committee taking into account the nature of the termination, the length of the executive’s service with the Company, and the executive’s grade level. There is no legally binding agreement requiring that any such payments or benefits be paid to any named executive officer except in the case of a change in control prior to the termination:

•

Severance payments;

•

Continued health insurance benefits;

•

Out-placement services; and

•

Financial services.

Since all such benefits are at the
discretion of the Compensation and Organization Committee, it is impossible to estimate the amount that would be paid in such circumstances.

On
November 5, 2007, Mr. Stovash’s employment was terminated without Cause. Within its discretion, the Company agreed to pay Mr. Stovash:

•

$78,000 representing pay until December 31, 2007.

•

A lump sum payment of $930,000 representing 1 year’s salary ($500,000), 1 year’s target bonus ($400,000), one year’s matching employer contributions under the applicable 401(k) plan ($18,000) and one year’s vehicle allowance.

•

Vesting of his Restricted Shares granted on July 31, 2007 valued at $1,609,490.

•

The benefits of his membership in the PinnOak Resources Employee Equity Incentive Plan valued at $2,500,000.

•

Continued coverage under the Company’s dental plans until December 31, 2007 valued at $65.

•

Use, at his own expense, of the Laurel Valley Golf Club and the Duquesne Club.

•

One executive physical examination at the Greenbrier Clinic.

In return for such benefits, Mr. Stovash agreed not to disclose the Company’s trade secrets and not to become employed by certain of the Company’s competitors.

Additional Payments Upon Retirement

None of the named executive officers were eligible to retire on December 31,
2007 other than Mr. Calfee and Mr. Gallagher. In the event of their retirement the following additional amounts will be paid in addition to the amounts payable to all terminated salaried employees:

•

A pro-rata portion of the annual incentive award under the Executive Management Performance Incentive Plan for the year in which he retires;

•

Any unpaid annual incentive award under the Executive Management Performance Incentive Plan for the year prior to the year of retirement;

•

A pro-rata portion of his Performance Shares and Retention Units will be paid when such Shares and Units would otherwise be paid;

•

A pro-rata portion of any performance based contribution to the Savings Plan and the VNQDC Plan for the year of retirement;

•

He will keep his Restricted Shares and the restrictions on sale of the shares will lapse at the end of the restriction period;

•

  He will be entitled to retiree medical and life insurance for the rest of his life and the life of his spouse on the same terms as any other salaried employee hired prior to
1993; and

•

  He will become vested in certain matching contributions under the VNQDC Plan provided that the amounts are not withdrawn until the end of the five year vesting period.

On June 1, 2007, Mr. Gunning retired after 6 years of service with the Company. Because of his retirement, Mr. Gunning will receive the payments and benefits described above and described in the Section under the heading ‘Payments Made Upon All Terminations’ except that he is not entitled to retiree medical and life insurance since he was not hired until after the freezing of such benefit. Upon his retirement, Mr. Gunning entered into a consulting agreement with the Company to provide certain consulting services to the Company as the Company’s consultant on the Board of Portman Ltd. at the one-time fee of $600,000.

Additional Payments Because of Change in Control Without Termination

Under the terms of the Restricted Shares Agreements and Performance Share Agreements, the named executive officers are entitled to the following benefits upon the occurrence of a Change in Control regardless whether the employment of the named executive officer is terminated:

•

The restrictions on the Restricted Stock lapse immediately;

•

The Performance Shares vest immediately; and

•

The Retention Units vest immediately.

For this purpose a “Change in Control” generally means the occurrence of any of the following events:

(1)
The acquisition by any individual, entity or group of beneficial ownership of 30% or more of the combined voting power of the then outstanding Voting Stock of the Company (subject to exception); or

(2)
A majority of the members of the Board of Directors on the date of the agreement are replaced other than in certain circumstances;

(3)
Consummation of a merger, reorganization, consolidation, sale of substantially all the assets of or other transaction involving the Company, unless, in each case, immediately following such transaction the Company is the survivor and certain requirements are satisfied; or

(4)
Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, except certain transactions.

Additional Payments Upon Termination Without Cause after Change in Control

Each of the named executive officers has a written Severance Agreement which applies only in the event of termination during the two (2) years after a Change in Control. If one of the named executive officers is involuntarily terminated during the two (2) years after a Change in Control, for a reason other than Cause, he will be entitled to the following additional benefits:

(1)
A lump sum payment in an amount equal to three (3) times (two times for Kummer) the sum of (A) base salary (at the highest rate in effect for any period prior to the termination date), plus (B) annual incentive pay at the target level for the current year or prior year whichever is greater.

(2)
Coverage for a period of thirty-six (36) months (twenty-four (24) months for Kummer) following the termination date, by health, life insurance and disability benefits.

(3)
A lump sum payment in an amount equal to the sum of the future pension benefits which the executive would have been entitled to receive three (3) years (two (2) years for Kummer)
following the termination date under the SERP.

(4)
Prorata Incentive Pay at target levels for the year in which the termination date occurs.

(5)
Outplacement services in an amount up to 15 percent of the executive’s base salary.

(6)
Post-retirement medical, hospital, surgical and prescription drug coverage for the lifetime of the executive, his or her spouse and any eligible dependents at the normal participant cost based on the executive’s age.

(7)
A gross-up payment for any taxes imposed on the executive under Internal Revenue Code section 4999 relating to excess parachute payments.

(8)
He will become vested in certain matching contributions under the VNQDC Plan provided that the amounts are not withdrawn until the end of the five year vesting period.

(9)
He will be provided perquisites for a period of thirty-six (36) months (twenty-four (24) months for Mr. Kummer) comparable to the perquisites he was receiving before the termination of his employment or the Change in Control whichever was greater.

Similar benefits are paid if the executive voluntarily terminates his or her employment during the two years following a Change in Control by reason of any one of the following happening:

(1)
Failure to maintain the executive in the office or position, or a substantially equivalent office or position, which the executive held immediately prior to a Change in Control;

(2)
(a) a significant adverse change in the nature or scope of the executive’s authorities, powers, functions, responsibilities or duties, (b) a reduction in the executive’s base salary, (c) a reduction in the executive’s opportunity to receive incentive pay, or (d) the termination or denial of the executive’s rights to employee benefits or a reduction in the scope or value thereof;

(3)
A change in circumstances which has substantially hindered executive’s performance of his or her job;

(4)
Certain corporate transactions;

(5)
The Company relocates its principal executive offices in excess of 25 miles from the prior location; or

(6)
Breach of the Agreement.

For purposes of the Severance Agreements,
“Cause” generally means termination of an executive for the following acts: (a) conviction of a criminal violation involving fraud, embezzlement or theft in connection with his or her duties or in the course of his or her employment with the Company or any Subsidiary; (b) intentional wrongful damage to property of the Company or any Subsidiary; (c) intentional wrongful disclosure of secret processes or confidential information of the Company or any Subsidiary; or
(d) intentional wrongful engagement in any Competitive Activity.

In order to receive benefits under the Severance Agreements, the named executive officers may not disclose our confidential and proprietary information, may not go into competition with us, and may not solicit our employees to leave our employment.

The following Tables show the benefits payable to the named executive officers upon various types of terminations of employment and change in control assuming an effective date of December 31, 2007:

Potential Termination Payments to Named Executive Officers

Joseph A. Carrabba

Benefit

Voluntary Termination or For Cause Termination

Retirement

Involuntary Termination

Change in Control Without Termination

Termination Without Cause after Change in Control

Cash Severance

$
—

$
—

$
—

$
—

$
4,200,000

Bonus

$
—

$
—

$
—

$
—

$
700,000

Equity

Restricted Stock Grants

$
—

$
—

$
3,068,285

$
3,068,285

$
3,068,285

Performance Shares

—

—

2,947,611

6,014,736

6,014,736

Retention Units

—

—

520,167

1,061,424

1,061,424

Retirement Benefits

Pension

$
—

$
—

$
—

$
—

$
1,579,307

Retiree Welfare

—

—

—

—

122,563

Nonqualified Deferred Compensation

$
201,825

$
—

$
201,825

$
201,825

$
201,825

Other Benefits

Health & Welfare

$
—

$
—

$
—

$
—

$
32,886

Outplacement

—

—

—

—

105,000

Perquisites

—

—

—

—

55,545

Tax Gross-Ups

—

—

—

—

5,971,611

Total

$
201,825

$
—

$
6,737,888

$
10,346,270

$
23,113,183

Potential Termination Payments to Named Executive Officers

Laurie Brlas

Benefit

Voluntary Termination or For Cause Termination

Retirement

Involuntary Termination

Change in Control Without Termination

Termination Without Cause after Change in Control

Cash Severance

$
—

$
—

$
—

$
—

$
1,824,000

Bonus

$
—

$
—

$
—

$
—

$
228,000

Equity

Restricted Stock Grants

$
—

$
—

$
—

$
—

$
—

Performance Shares

—

—

798,115

1,713,600

1,713,600

Retention Units

—

—

140,844

302,400

302,400

Retirement Benefits

Pension

$
—

$
—

$
—

$
—

$
152,777

Retiree Welfare

—

—

—

—

—

Nonqualified Deferred Compensation

$
33,230

$
—

$
33,230

$
33,230

$
33,230

Other Benefits

Health & Welfare

$
—

$
—

$
—

$
—

$
32,886

Outplacement

—

—

—

—

57,000

Perquisites

—

—

—

—

12,338

Tax Gross-Ups

—

—

—

—

1,815,685

Total

$
33,230

$
—

$
972,189

$
2,049,230

$
6,171,916

William R. Calfee

Benefit

Voluntary Termination or For Cause Termination

Retirement

Involuntary Termination

Change in Control Without Termination

Termination Without Cause after Change in Control

Cash Severance

$
—

$
—

$
—

$
—

$
1,670,400

Bonus

$
—

$
313,200

$
—

$
—

$
208,800

Equity

Restricted Stock Grants

$
—

$
—

$
878,976

$
878,976

$
878,976

Performance Shares

—

—

632,906

1,233,792

1,233,792

Retention Units

—

—

111,689

217,728

217,728

Retirement Benefits

Pension

$
2,268,187

$
2,268,187

$
2,268,187

$
—

$
2,455,437

Retiree Welfare

146,020

146,020

146,020

—

148,405

Nonqualified Deferred Compensation

$
2,387,695

$
2,387,695

$
2,387,695

$
2,387,695

$
2,387,695

Other Benefits

Health & Welfare

$
—

$
—

$
—

$
—

$
32,886

Outplacement

—

—

—

—

52,200

Perquisites

—

—

—

—

87,341

Tax Gross-Ups

—

—

—

—

—

Total

$
4,801,902

$
5,115,102

$
6,425,473

$
4,718,191

$
9,373,660

Potential Termination Payments to Named Executive Officers

Donald J. Gallagher

Benefit

Voluntary Termination or For Cause Termination

Retirement

Involuntary Termination

Change in Control Without Termination

Termination Without Cause after Change in Control

Cash Severance

$
—

$
—

$
—

$
—

$
1,891,200

Bonus

$
—

$
354,600

$
—

$
—

$
236,400

Equity

Restricted Stock Grants

$
—

$
—

$
1,758,154

$
1,758,154

$
1,758,154

Performance Shares

—

—

835,173

1,790,712

1,790,712

Retention Units

—

—

147,383

316,008

316,008

Retirement Benefits

Pension

$
1,629,341

$
1,629,341

$
1,629,341

$
—

$
2,060,387

Retiree Welfare

140,432

140,432

140,432

—

157,608

Nonqualified Deferred Compensation

$
4,990,338

$
4,990,338

$
4,990,338

$
4,990,338

$
4,990,338

Other Benefits

Health & Welfare

$
—

$
—

$
—

$
—

$
32,886

Outplacement

—

—

—

—

59,100

Perquisites

—

—

—

—

242,537

Tax Gross-Ups

—

—

—

—

2,208,140

Total

$
6,760,111

$
7,114,711

$
9,500,821

$
8,855,212

$
15,743,470

Randy L. Kummer

Benefit

Voluntary Termination or For Cause Termination

Retirement

Involuntary Termination

Change in Control Without Termination

Termination Without Cause after Change in Control

Cash Severance

$
—

$
—

$
—

$
—

$
789,000

Bonus

$
—

$
—

$
—

$
—

$
131,500

Equity

Restricted Stock Grants

$
—

$
—

$
1,523,693

$
1,523,693

$
1,523,693

Performance Shares

—

—

504,565

1,036,728

1,036,728

Retention Units

—

—

89,041

182,952

182,952

Retirement Benefits

Pension

$
164,472

$
—

$
164,472

$
—

$
193,398

Retiree Welfare

—

—

—

—

—

Nonqualified Deferred Compensation

$
45,870

$
—

$
45,870

$
45,870

$
45,870

Other Benefits

Health & Welfare

$
—

$
—

$
—

$
—

$
22,420

Outplacement

—

—

—

—

39,450

Perquisites

—

—

—

—

4,708

Tax Gross-Ups

—

—

—

—

—

Total

$
210,342

$
—

$
2,327,641

$
2,789,243

$
3,969,719

COMPENSATION COMMITTEE REPORT

The following report has been submitted by the Compensation Committee:

The Compensation Committee of the Board of Directors has
reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in its definitive proxy statement on Schedule 14A for its 2008 annual meeting, as filed with the Securities and Exchange Commission.

Francis R. McAllister, Chairman

James D. Ireland III

Roger Phillips

Richard K.
Riederer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the individuals who served as members of the Compensation Committee in 2007 was or has been an officer or employee of ours or engaged in transactions with us (other than in his or her capacity as director).

None of our executive officers serves as a director or member of the compensation committee of another entity, one of whose executive officers serves as a member of the Compensation Committee or a director of us.

AGREEMENTS AND TRANSACTIONS

We have entered into indemnification agreements with each current member of the Board of Directors. The form and execution of the indemnification agreements were approved by our shareholders at the annual meeting convened on April 29, 1987. The indemnification agreements essentially provide that, to the extent permitted by Ohio law, we will indemnify the indemnitee against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by the indemnitee in connection with any suit in which the indemnitee is a party or otherwise involved as a result of his or her service as a member of the Board. In connection with the indemnification agreements, we have a trust agreement with KeyBank National Association pursuant to which the parties to the indemnification agreements may be reimbursed with respect to enforcing their respective rights under the indemnification agreements.

In order to promote mutual appreciation of management and
union interests, we and the USW reached a new agreement in 2004 on a process under which the USW may designate a member of the Board of Directors, provided that individual is acceptable to the Chairman, is recommended by the Board Affairs Committee of the Board of Directors, and is elected by the full Board. This agreement superseded a general understanding between the USW and certain of our subsidiaries reached in 1993. Such designee would be subject to annual nomination by us, election by vote of the shareholders, and all laws and our policies applicable to the Board of Directors. This arrangement is concurrent with our U.S. labor agreements that may be terminated by either party on September 1, 2008. Susan M. Green was proposed by the USW and elected to the full Board of Directors at the Annual Meeting in 2007.

Jones Day is a law firm that we have retained for specific legal services, on a case-by-case basis, for over thirty years. The fees paid by us to Jones Day during 2007 were approximately $1.98 million, which amount is less than 1.0 percent of Jones Day’s gross revenues for 2007. Mr. Gunning is the father-in-law of Gina K. Gunning, a partner of Jones
Day. During 2007, Ms. Gunning did not personally render legal services to us or supervise any attorney in the rendering of legal services to us, and Ms. Gunning did not receive any direct compensation from fees paid by us to Jones Day.

In 2007, we pledged $1.25 million over five years to build infrastructure to connect the William G. Mather Steamship Museum, also known as the
Mather Museum, and the Great Lakes Science Center in Cleveland, Ohio. The Mather was the Company’s flagship for many years. The purpose of the donation is to preserve our history in the City of Cleveland. It will also make the Mather Museum a year round attraction. Mr. Brinzo, our former Chairman, President and CEO, was Chairman of the Great Lakes Science Center from 2004-2006. Mr. Ireland is a member of the Mather Museum’s Board of Trustees.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our shareholders. Pursuant to its charter, the Audit Committee reviews and approves all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, which we refer to as the Exchange Act, requires our Directors and officers and persons who own ten percent or more of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, officers and ten percent or greater shareholders are required by SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely on our review of the copies of such forms we have received, and written representations by such persons, we believe that all of our Directors, officers and ten percent or greater shareholders complied with all filing requirements applicable to them with respect to transactions in our equity securities during the fiscal year ended December 31, 2007 except as described below. Due to administrative oversights, a Form 4 reporting an acquisition of shares for meeting fees earned by Mr. Eldridge on July 25, 2007 was filed late and a Form 4 reporting a distribution from the VNQDC to direct ownership and the resulting trade-in for tax liability for Mr. Robert Leroux on December 31, 2007 was also reported late.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

It is proposed that our
shareholders ratify the appointment by the Audit Committee of Deloitte & Touche LLP, as our independent registered public accounting firm, for the year ending December 31, 2008. We expect representatives of Deloitte & Touche
LLP to be present at the annual meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be afforded an opportunity at such time to make such statements as they may desire.

Approval by the shareholders of the appointment of our independent registered public accounting firm is not required by law, any applicable stock exchange regulation or by our organizational documents, but the Audit Committee is submitting this matter to shareholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent registered public accounting firm.

Independent Registered Public Accounting Firm Fees and
Services

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories (in thousands) are as follows:

2007

2006

Audit Fees(1)

$
3,295

$
2,694

Audit-Related Fees(2)

428

140

Tax Fees(3)

—

88

All Other Fees

—

—

Total

$
3,723

$
2,922

(1)
Audit fees consist of fees billed, or to be billed, for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting as of and for the years ended December 31, 2007 and 2006, reviews of our interim financial statements included in quarterly reports and services normally provided by our independent registered public accounting firm in connection with regulatory and statutory filings.

(2)
Audit related fees consist of fees billed or to be billed related to agreed upon procedures and in 2007 fees related to due diligence on proposed acquisitions.

(3)
Tax fees in 2006 consist of fees related to tax compliance services.

The
Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairman, or any Audit Committee Member in his absence, when services are required on an expedited basis, with such pre-approval disclosed to the full Audit Committee at its next scheduled meeting. None of the fees paid to the independent auditors under the categories “Audit-Related,” and “Tax Fees” described above were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

The Board of Directors recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

AUDIT COMMITTEE REPORT

The Audit Committee of Cleveland-Cliffs Inc Board of Directors (“Committee”) is composed of four independent directors and operates under a written charter adopted by the Board of Directors. The charter is reviewed and reassessed for adequacy annually by the Audit Committee and reviewed by the Audit Committee with the Board of Directors. The Audit Committee reviewed the existing charter on March 10, 2008 and recommended to the Board of Directors on
March 11, 2008 that no changes were required. A copy of the charter, which the Board of Directors has adopted, is available at http://www.cleveland-cliffs.com and by request at (800) 214-0739.

The members of the Audit Committee are Richard K. Riederer (Chairman), Susan M. Cunningham, Barry J. Eldridge, and James D. Ireland III, all of whom are independent of the Company in accordance with the listing standards of the NYSE and have the financial literacy and accounting or financial management expertise necessary to effectively discharge their responsibilities. The Audit Committee retains the Company’s independent auditors.

Management is responsible for the Company’s financial statements, systems of internal control and the financial reporting processes. Management is also responsible to attest, as of December 31, 2007, to the effectiveness of the Company’s system of internal control over financial reporting in compliance with Sarbanes-Oxley Section 404
(“SOX 404”).

The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards and to issue a report thereon. The independent auditors are also responsible for performing an audit of the company’s system of internal control over financial reporting and to provide an independent attestation as of December 31, 2007.

The Audit Committee’s responsibility is to monitor
and oversee these financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements. The Audit Committee also reviewed management’s report on their review of the system of internal control over financial reporting.

In this context, the Audit Committee met
sixteen times in 2007 and held discussions with management and the independent auditors. The Audit Committee also regularly met in separate executive sessions with the independent auditors, the Company’s chief internal auditor, management, and with Audit Committee members only. Furthermore, the Audit Committee has regularly reviewed the results of its executive sessions with the Chief Executive Officer, as appropriate.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements and critical accounting policies with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed under PCAOB standards and any other matters required to be discussed under applicable standards, including the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T.

The Company’s independent auditors also provided to the Audit Committee the written disclosures required by the Independence Board Standard No. 1 (Independence Discussions with Audit

Committees), as adopted by the PCAOB in Rule 3600T, and the Audit Committee discussed with the independent auditors that firm’s independence, including consideration of the compatibility of non-audit services with the auditors’ independence.

Based on the Audit Committee’s discussion with
management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee approved and recommended to the Board of
Directors that the audited consolidated financial statements for inclusion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

R. K. Riederer, Chairman

S.
M. Cunningham

B. J. Eldridge

J. D. Ireland III

ANNUAL REPORT

Our 2007 Annual Report to Shareholders, including financial statements, is being distributed to all shareholders together with this proxy statement, in satisfaction of the requirements of the SEC. Additional copies of this report are available upon request. To obtain additional copies of the 2007 Annual Report, please contact our Investor Relations Department at (800) 214-0739 or (216) 694-5280, or by email at ir@cleveland-cliffs.com, or visit our website at
http://www.cleveland-cliffs.com, investor relations section, to submit your request.

GENERAL INFORMATION

The cost of soliciting proxies will be paid by us. In addition to solicitation by mail, solicitations may also be made by personal interview, fascimile and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and we will reimburse them for their expenses in so doing. Our officers and other employees, as yet undesignated, may also request the return of proxies by telephone, fascimile, or in person. We have not retained a proxy solicitor as of the date of this proxy mailing.

Pursuant to regulations of the SEC, the material appearing under the captions “Audit Committee Report” and “Compensation Committee Report” are
not deemed to be soliciting material or to be filed with the SEC or subject to Regulation 14A (other than provided therein) promulgated by the SEC or Section 18 of the Exchange Act except to the extent that we specifically incorporate this information by reference into any filing under the Securities Act or the Exchange Act.

The common shares and preferred shares represented by
properly authorized proxies will be voted as specified. It is intended that the common shares and the preferred shares represented by proxies on which no specification has been made will be voted FOR the election of the nominees for Director named herein or such substitute nominees as the Board of Directors may designate and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm and at the discretion of the persons named as proxies on all other matters that may properly come before the annual meeting. At the annual meeting, the results of shareholder voting will be tabulated by the inspector of elections appointed for the annual meeting. We intend to treat properly authorized proxies as
“present” for purposes of determining whether a quorum has been achieved at the annual meeting. The candidates for Directors receiving a plurality of the votes will be elected. Votes withheld and broker non-votes in respect of the election of Directors will not be counted in determining the outcome of that vote. Abstentions and broker non-votes will not be counted for or against the proposal to ratify Deloitte and Touch LLP as our independent registered public accounting firm.

If notice in writing shall be given by any shareholder to the President, a Vice President or the Secretary, not
less than 48 hours before the time fixed for the holding of the annual meeting, that such shareholder desires that the voting for the election of Directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he or she possesses at such election. Under cumulative voting a shareholder may cast for any one nominee as many votes as shall equal the number of Directors to be elected, multiplied by the number of his or her common shares and/or preferred shares. All of such votes may be cast for a single nominee or may be distributed among any two or more nominees as he or she may desire. If cumulative voting is invoked, and unless contrary instructions are given by a shareholder who signs a proxy, all votes represented by such proxy will be cast in such manner and in accordance with the discretion of the person acting as proxy as will result in the election of as many of the Board of Directors’ nominees as is possible.

OTHER BUSINESS

It is not anticipated that any other matters will be brought before the annual meeting for action;
however, if any such other matters shall properly come before the annual meeting, it is intended that the persons authorized under proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Deadline for Inclusion
in Proxy Materials

Any proposal by a shareholder intended to be presented at the year 2009 annual meeting of shareholders must be received by us on or before November 26, 2009 (or, if the date of 2009 annual meeting is more than 30 days before or after the date of the 2008 annual meeting, a reasonable time before we begin to print and send our proxy materials) to be included in our proxy materials relating to such meeting.

Discretionary Voting of Proxies

In accordance with Rule 14a-4 under the Securities Exchange Act of 1934, if notice of a proposal by a shareholder intended to be presented at the year 2009 annual meeting of shareholders is received by us after
February 9, 2009 (or, if the date of the 2009 annual meeting is more than 30 days before or after the date of the 2008 annual meeting, a reasonable time before we begin to print and send our proxy materials), the persons authorized under our management proxies may exercise discretionary authority to vote or act on such proposal if the proposal is raised at our 2009 annual meeting of shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 13, 2008

This proxy statement, along with our 2007 Annual Report, which includes our Form 10-K for the fiscal year ended December 31, 2007, are available upon request free of charge at www.proxyvote.com.

Annex A

INDEPENDENCE STANDARDS FOR DIRECTORS

The following standards, which include the requirements of The New York Stock Exchange, will be applied by our Board of Directors in determining whether individual directors qualify as “independent”. References to Cleveland-Cliffs include its consolidated subsidiaries.

1.
No director will qualify as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with Cleveland-Cliffs, either directly or as a partner, shareholder or officer of an organization that has a relationship with Cleveland-Cliffs. We will identify which directors are independent and disclose these affirmative determinations.

2.
No director can be independent if the director is, or has been within the last three years, an employee of Cleveland-Cliffs.

3.
No director can be independent whose immediate family member is or has been an executive officer of Cleveland-Cliffs within the last three years.

4.
No director can be independent if the director received, or has an immediate family member who has received, during any twelve-month period within that last three years, more than $100,000 during any twelve-month period in direct compensation from Cleveland-Cliffs, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

5.
No director can be independent if:

a.
the director or an immediate family member is a current partner of Cleveland-Cliffs’ internal auditor or independent registered public accounting firm;

b.
the director is a current employee of Cleveland-Cliffs’ internal auditor or independent registered public accounting firm;

c.
the director has an immediate family member who is a current employee of Cleveland-Cliffs’ internal auditor or independent registered public accounting firm and participates in such firm’s audit, assurance or tax compliance (but not tax planning) practice; or

d.
the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such firm and personally worked on Cleveland-Cliffs’ audit within that time.

6.
No director can be independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of
Cleveland-Cliffs’ present executives at the same time serves or served on that company’s compensation committee.

7.
No director can be independent if the director is a current employee, or an immediate family member is an current executive officer, of a company (excluding charitable organizations) that has made payments to, or received payments from, Cleveland-Cliffs for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2 percent of such other company’s consolidated gross revenues.

8.
No director can be independent if Cleveland-Cliffs has made charitable contributions to any charitable organization in which such director serves as an executive officer if, within the preceding three years, contributions by Cleveland-Cliffs to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000, or 2 percent of such charitable organization’s consolidated gross revenues.

A-1

Notice of

Annual Meeting

of Shareholders

to be held on

May 13, 2008

and

Proxy Statement

  Cleveland-Cliffs Inc   1100 Superior Avenue East   Suite 1500   Cleveland, Ohio 44114-2544       216.694.5700 PH   216.694.4800
FAX

1100 SUPERIOR AVENUE SUITE 1500 CLEVELAND, OH 44114-2544

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Cleveland-Cliffs Inc in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the
Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone
telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 12, 2008. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and
date your proxy card and return it in the postage-paid envelope we have provided or return it to Cleveland-Cliffs Inc, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 13, 2008.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

CVLND1

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CLEVELAND-CLIFFS INC

A

Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.

Election of Directors

Nominees:

For

Withhold

1a)

R.C. Cambre

☐

☐

1b)

J.A. Carrabba

☐

☐

1c)

S.M. Cunningham

☐

☐

  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.

1d)

B.J. Eldridge

☐

☐

1e)

S.M. Green

      ☐

      ☐

B

Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

1f)

J.D. Ireland III

☐

☐

  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.

1g)

F.R. McAllister

☐

☐

1h)

R. Phillips

☐

☐

1i)

R.K. Riederer

☐

☐

1j)

A. Schwartz

☐

☐

For

Against

Abstain

Yes

No

2.

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

☐

☐

☐

  I plan to attend the Annual Meeting.    ☐

☐

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Dear Shareholder,

We encourage you to take advantage of convenient ways to vote your common shares and/or preferred stock. You may appoint your proxies to vote these common shares and/or preferred stock electronically through the Internet or via toll-free telephone, 24 hours a day, 7 days a week. Please note that all proxy appointments through the Internet or by telephone must be received by 12:00 a.m., Eastern Time, on May
13, 2008.

If your shares are not registered in your own name and you would like to attend the Annual Meeting, please bring evidence of your share ownership with you. You should be able to obtain evidence of your share ownership from the bank, broker, trustee or other nominee that holds the shares on your behalf.

Important Notice
Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at
www.proxyvote.com.

ÀIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM

PORTION IN THE ENCLOSED ENVELOPE.À

  Proxy— Cleveland-Cliffs Inc

COMMON SHARES AND/OR 3.25% REDEEMABLE CUMULATIVE CONVERTIBLE
PERPETUAL PREFERRED STOCK

1100 Superior Avenue, Suite 1500,
Cleveland, Ohio 44114-2544

This proxy is solicited on behalf
of the Board of Directors

The undersigned hereby appoints R.C. Cambre, S.M. Green, F.R. McAllister, R. Phillips, and A. Schwartz as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote all of Cleveland-Cliffs Inc common shares and/or 3.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, without par value, held of record by the undersigned on March 17,
2008, at the annual meeting of shareholders to be held on May 13, 2008, or at any adjournments or postponements thereof, as follows.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. It is important that these shares are represented at this meeting, whether or not you attend the meeting in person. To make sure these shares are represented, we urge you to complete and mail the proxy card on the reverse side or to use the Internet or toll-free telephone voting system.

This proxy when properly signed will be voted in the manner directed herein. If no direction is made, this proxy will be voted
“FOR” all of the Board of Directors’ nominees and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

PLEASE VOTE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.